Exhibit 10.4

EXECUTION VERSION

AMENDED AND RESTATED CREDIT AGREEMENT

among

SUNNOVA ASSET PORTFOLIO 4, LLC,

and

SUNNOVA LEASE VEHICLE 3-HI, LLC

as Borrowers

THE LENDERS FROM TIME TO TIME PARTY HERETO

and

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

Sole Lead Arranger and Sole Book Runner

and

LEGACYTEXAS BANK,

as Documentation Agent

DATED AS OF JUNE 28, 2019

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

i

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

INDEX TO SCHEDULES

Schedule	Description of Schedule	Section
1.1(a)	BrightGrid Assets	1.1
1.1(b)	Haleakala Assets	1.1
2.1	Commitments and Applicable Percentages	2.1
6.5	Litigation and Judgments	6.5
6.13	Subsidiaries, Ventures, Etc.	6.13
6.18	Intellectual Property	6.18
8.2	Existing Liens	8.2
8.5	Existing Investments	8.5
12.11	Notices	12.11

INDEX TO EXHIBITS

Exhibit	Description of Exhibit	Section
A	Assignment and Assumption	1.1
B	NPV Report	1.1
C	Compliance Certificate	1.1
D	Borrowing Request	1.1
E	Note	1.1
F	Tax Forms	3.4(g)

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

v

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of June 28, 2019, is among SUNNOVA ASSET PORTFOLIO 4, LLC, a Delaware limited liability company, and SUNNOVA LEASE VEHICLE 3-HI, LLC, a Delaware limited liability company (collectively, the “Borrowers” and each a “Borrower”), the lenders from time to time party hereto (collectively, “Lenders” and individually, a “Lender”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent.

RECITALS

Borrowers are party to that certain Credit Agreement dated as of July 31, 2014 among the Borrowers, the lenders party thereto, and Texas Capital Bank, National Association, as administrative agent (as amended prior to the date hereof, the “Existing Credit Agreement”).

Borrowers have requested that the Lenders amend and restate the Existing Credit Agreement and the Lenders have indicated their willingness to do so on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, all exhibits, appendices and schedules hereto and in any note, certificate, report or other Loan Documents made or delivered pursuant to this Agreement, the following terms will have the meanings given such terms in this Article 1 or in the provision, section or recital referred to below:

“Account” means an account, as defined in the UCC.

“Adjusted Eurodollar Rate” means, with respect to any Portion for any Interest Period or day, as applicable, an interest rate per annum equal to the Eurodollar Rate for such Interest Period or day multiplied by the Statutory Reserve Rate; provided, however, if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

“Administrative Agent” means Texas Capital Bank, National Association, in its capacity as administrative agent under any of the Loan Documents, until the appointment of a successor administrative agent pursuant to the terms of this Agreement and, thereafter, shall mean such successor administrative agent.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by Administrative Agent.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Affiliate” means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds 10% or more of any class of voting stock of such Person; or (c) 10% or more of the voting stock of which is directly or indirectly beneficially owned or held by such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause direction of the management or policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall any Lender be deemed an Affiliate of any Borrower or any of its Subsidiaries or Affiliates.

“Agent Parties” means, collectively, Administrative Agent or any of its Related Parties.

“Aggregate Cost” means the sum of seventy percent (70.00%) of the EPC Cost of a Solar Panel System plus indirect costs of five percent (5.00%) of the EPC Cost for such Solar Panel System, provided that the costs included in the Aggregate Cost of Eligible Assets may be modified in the reasonable discretion (exercised in good faith and reasonable business judgment) of Administrative Agent upon completion of a field audit or an inspection pursuant to Section 7.6.

“Agreement” has the meaning set forth in the introductory paragraph hereto, and includes all schedules, exhibits and appendices attached or otherwise identified therewith.

“Anti-Corruption Laws” means all state or federal laws, rules, and regulations applicable to the Obligated Parties or any of their Subsidiaries from time to time concerning or relating to bribery or corruption, including the FCPA and the Bank Secrecy Act, and other similar anti-corruption legislation in other jurisdictions.

“Anti-Terrorism Laws” has the meaning set forth in Section 6.20.

“Applicable Margin” means the applicable percentages per annum set forth below:

Base Rate Portion	Eurodollar Rate Portion
1.50%	2.50%

“Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the twelfth (12) decimal place) of the Facility represented by (i) prior to the making of the Loans on the Closing Date, such Lender’s Commitment, and (ii) after the making of the Loans on the Closing Date, the principal amount of such Lender’s Loans at such time.

“Applicable Permit” means any permit, including any zoning, environmental protection, pollution, sanitation, FERC, any state public utility commission, safety, siting or building permit that is material or necessary at any given time in light of the operation of any Solar Panel System to operate, maintain, repair, own or use any such Solar Panel System as contemplated by a Host Customer Agreement, to sell or use electricity or renewable energy credits, “green tags” or other like environmental credits or benefits therefrom, to enter into any Host Customer Agreement or to consummate any transaction contemplated thereby.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Applicable Rate” means (a) in the case of a Portion bearing interest based upon the Base Rate, the Base Rate plus the Applicable Margin; and (b) in the case of a Portion bearing interest based upon the Eurodollar Rate, the Adjusted Eurodollar Rate plus the Applicable Margin.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arranger” means Texas Capital Bank in its capacity as sole lead arranger and sole book manager.

“Assets” means, without duplication, the Host Customer Agreements for Solar Panel Systems that are installed and delivering electricity to the applicable Host Customers.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 12.8), and accepted by Administrative Agent, in substantially the form of Exhibit A or any other form approved by Administrative Agent.

“Assignor’s Acknowledgement” means a written acknowledgement, in form and substance satisfactory to Administrative Agent, confirming, among other things, that Host Customer Agreements were entered into, and are, in compliance with applicable laws, FERC regulations and Federal Trade Commission “green energy” regulations.

“Backup Servicing Provider” means any successor backup servicing provider of the Assets approved in writing by Administrative Agent.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bank Product Agreements” means those certain agreements entered into from time to time between any Obligated Party and a Lender or its Affiliate in connection with any of the Bank Products, including without limitation, Hedge Agreements.

“Bank Product Obligations” means all obligations, liabilities, contingent reimbursement obligations, fees, and expenses owing by any Obligated Party to any Lender or its Affiliate pursuant to or evidenced by the Bank Product Agreements and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all such amounts that an Obligated Party is obligated to reimburse to any Lender or its Affiliate as a result of such Lender or its Affiliate purchasing participations or executing indemnities or reimbursement obligations with respect to the Bank Products provided to any Obligated Party pursuant to the Bank Product Agreements. For the avoidance of doubt, the Bank Product Obligations arising under any Hedge Agreement shall be determined by the Hedge Termination Value thereof.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Bank Product Provider” means any Person that, at the time it enters into a Bank Product Agreement is a Lender or an Affiliate of a Lender, in its capacity as a party to such Bank Product Agreement.

“Bank Products” means any service provided to, facility extended to, or transaction entered into with, any Obligated Party by any Lender or its Affiliate consisting of (a) deposit accounts, (b) cash management services, including treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e-payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) and other cash management arrangements maintained with any Lender or its Affiliates, (c) debit cards, stored value cards, and credit cards (including commercial credit cards (including so-called “procurement cards” or “P-cards”)) and debit card and credit card processing services or (d) Hedge Agreements.

“Base Rate” means, for any day, a rate of interest per annum equal to the highest of (a) the Prime Rate for such day; (b) the sum of the Federal Funds Rate for such day plus one half of one percent (0.5%); and (c) the Adjusted Eurodollar Rate for such day plus one percent (1.00%). If the Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Base Rate Portion” means each Portion bearing interest based on the Base Rate.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Book Net Worth” means, as of any date of determination, the difference between: (a) the total assets appearing on the consolidated balance sheet of the Borrowers and their Subsidiaries at such date prepared in accordance with GAAP; and (b) the total liabilities appearing on such balance sheet.

“Borrower” and “Borrowers” mean the Persons identified as such in the introductory paragraph hereto, and their successors and assigns to the extent permitted by Section 12.8.

“Borrower Materials” has the meaning set forth in Section 12.11(e).

“Borrower Representative” means Sunnova Asset Portfolio 4, LLC, a Delaware limited liability company, acting in its capacity as borrowing agent and attorney-in-fact for Borrowers pursuant to Section 12.25.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Borrowing” means the borrowing consisting of simultaneous Loans made by each of the Lenders pursuant to Section 2.1 on the Closing Date. The Borrowing shall be in an amount equal to the aggregate Commitments of all Lenders as of the Closing Date.

“Borrowing Request” means a request in writing, substantially in the form of Exhibit D, properly completed and signed by Borrower Representative, requesting (a) a conversion of any Portion from one Type to the other, or (b) a continuation of any Eurodollar Rate Portion.

“BrightGrid Assets” means the Host Customer Agreements and Related Assets described on Schedule 1.1(a).

“Business Day” means (a) for all purposes, a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in Dallas, Texas are authorized or required by law to be closed, and (b) for purposes of any Eurodollar Rate Portion, a day that satisfies the requirements of clause (a) and that is a day on which commercial banks in the City of London, England are open for business and dealing in offshore Dollars. Unless otherwise provided, the term “days” when used herein means calendar days.

“Capitalized Lease Obligation” means, with respect to any Person, the amount of Debt under a lease of Property by such Person that would be shown as a liability on a balance sheet of such Person prepared for financial reporting purposes in accordance with GAAP.

“Cash Interest Expense” means, for any Person for any period, total interest expense in respect of all outstanding Debt actually paid or that is payable by such Person during such period, including, without limitation, all commissions, discounts, and other fees and charges with respect to letters of credit and all net costs under Hedge Agreements in respect of interest rates to the extent such costs are allocable to such period, but excluding interest expense not payable in cash, all as determined in accordance with GAAP.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, implemented, adopted or issued.

“Change of Control” means an event or series of events by which: (a) Parent shall cease for any reason to have record and beneficial ownership of at least 51% of all voting equity securities of Borrower Representative either directly or indirectly through Intermediate Holdco (if existing), (b) John Berger shall cease to be the CEO of Parent or shall cease to be involved in the day to day management of Parent, and replacement management has not been approved by Administrative Agent, (c) Parent shall cease for any reason to be active in the day to day management of Borrower Representative, or (d) Borrower Representative shall cease for any reason to have record and beneficial ownership, directly or indirectly, of 100% of all equity securities of each of its Subsidiaries.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Closing Date” means the first date all the conditions precedent in Section 5.1 are satisfied or waived in accordance with Section 12.10.

“Closing Date Principal Payment” means a prepayment of Loans (as defined in the Existing Credit Agreement) in an aggregate principal amount of $5,000,000 made by Borrowers on the Closing Date.

“Code” means the Internal Revenue Code of 1986.

“Collateral” means substantially all of the Property of Borrowers and their Subsidiaries as described in the Security Documents, including Host Customer Agreements and Solar Panel Systems (including Borrowers’ rights with respect to Solar Panel Systems securing Host Customer’s obligations under EZ-Own Contracts), and 100% of the equity interests in Borrower Representative owned by Parent and any other Person (subject to the provisions of Section 12.30), together with any other Property and collateral described in the Security Documents, and any other Property which may now or hereafter secure the Obligations or any part thereof.

“Collections” means, with respect to any period, all Host Customer Payments, PBI Payments, Rebates and other cash proceeds received by the Borrowers during such period (other than any Extraordinary Receipt or other net cash proceeds subject to the mandatory prepayment or reinvestment provisions of Section 2.6(d)). Without limiting the foregoing, “Collections” shall include any amounts payable to any Borrower (i) under any Hedge Agreement entered into in connection with this Agreement, after giving effect to any netting arrangements and (ii) with respect to any SREC.

“Commitment” means, as to each Lender, its obligation to make Loans to Borrowers pursuant to Section 2.1(a), in an aggregate principal amount not to exceed the lesser of (a) the amount set forth opposite such Lender’s name on Schedule 2.1 under the caption “Commitment” and (b) the aggregate outstanding principal amount of such Lender’s Loans (as defined under the Existing Credit Agreement) on the Closing Date after giving effect to the Closing Date Principal Payment. “Commitments” means the aggregate Commitments of all Lenders.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of Borrowers pursuant to any Loan Document or the transactions contemplated therein which is distributed to Administrative Agent or any Lender by means of electronic communications pursuant to Section 12.11(d), including through the Platform.

“Compliance Certificate” means a certificate, substantially in the form of Exhibit C, or in any other form agreed to by Borrowers and Administrative Agent, prepared by and certified by a Responsible Officer of Borrower Representative.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consents to Assignment” means (a) that certain Consent to Assignment dated as of July 31, 2014 relating to the assignment to Administrative Agent of Borrower Representative’s rights, title and interest under the Master Service Agreement, (b) that Consent to Assignment dated as of July 31, 2014 relating to the assignment to Administrative Agent of Borrower Representative’s rights, title and interest under the servicing agreement dated as of July 30, 2014 with the Backup Servicing Provider, (c) that certain Notice and Acknowledgment of Assignment dated as of December 28, 2017 relating to the assignment to Administrative Agent of Sunnova LV3-HI’s rights, title and interest to and under the Haleakala Loan Documents, (d) that certain Consent to Assignment dated as of December 28, 2017 relating to the assignment to Administrative Agent of Sunnova LV3-HI’s rights, title and interest to and under the Master Servicing Agreement relating to the Haleakala Assets, and (e) that certain Notice and Acknowledgment of Assignment dated as of December 28, 2017 relating to the assignment to Administrative Agent of Sunnova LV3-HI’s rights, title and interest to and under that certain Option Agreement dated as of December 17, 2013 pursuant to which Sunnova LV3-HI was granted an option to purchase the Haleakala Assets.

“Constituent Documents” means (a) in the case of a corporation, its articles or certificate of incorporation and bylaws; (b) in the case of a general partnership, its partnership agreement; (c) in the case of a limited partnership, its certificate of limited partnership or certificate of formation, as applicable, and partnership agreement; (d) in the case of a trust, its trust agreement; (e) in the case of a joint venture, its joint venture agreement; (f) in the case of a limited liability company, its articles of organization, operating agreement, regulations and/or other organizational and governance documents and agreements; and (g) in the case of any other entity, its organizational and governance documents and agreements.

“Debt” means, of any Person as of any date of determination (without duplication): (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments; (c) all obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than ninety (90) days; (d) all Capitalized Lease Obligations of such Person; (e) all Debt or other obligations of others Guaranteed by such Person; (f) all obligations secured by a Lien existing on Property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person; (g) any other obligation for borrowed money or other financial accommodations which in accordance with GAAP would be shown as a liability on the balance sheet of such Person; (h) any repurchase obligation or liability of a Person with respect to Accounts, chattel paper or notes receivable sold by such Person; (i) any liability under a sale and leaseback transaction that is not a Capitalized Lease Obligation; (j) any obligation under any so called “synthetic leases;” (k) any obligation arising with respect to any other transaction that is the functional equivalent of borrowing but which does not constitute a liability on the balance sheets of a Person; (l) all payment and reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers’ acceptances, surety or other bonds and similar instruments; (m) all liabilities

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

of such Person in respect of unfunded vested benefits under any Plan; (n) all Hedge Obligations of such Person, valued at the Hedge Termination Value thereof; and (o) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any equity interests in such Person or any other Person, valued, in the case of redeemable preferred stock interests, at the greater of its voluntary or involuntary liquidation preference plus all accrued and unpaid dividends.

For all purposes, the Debt of any Person shall include the Debt of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Debt is expressly made non-recourse to such Person.

“Debt Service” means, for any period, for Borrower Representative and its Subsidiaries on a consolidated basis in accordance with GAAP, the sum of (a) all regularly scheduled principal payments on the Loans or any other Debt, (b) all Cash Interest Expense, (c) costs and expenses arising under Hedge Agreements to which Borrower Representative or any Subsidiary is a party (other than fees, expenses and liquidation and termination payments), after giving effect to any netting arrangements and (d) all payments with respect to Capitalized Lease Obligations, in each case, that are paid or payable in cash during such period (other than scheduled payments of principal on Debt which pay such Debt in full, but only to the extent such final payment is greater than the scheduled principal payment immediately preceding such final payment).

“Debt Service Coverage Ratio” means, as of any date of determination, the ratio of (a) Collections for the most recently ended four fiscal quarter period, less the sum of the following (i) cash Taxes paid or payable during such period, (ii) fees and expenses of the Administrative Agent and Lenders paid or payable by Borrower Representative and its Subsidiaries under this Agreement during such period, (iii) O&M Expenses paid or payable during such period, (iv) Performance Guaranty Obligations paid or payable during such period and (v) fees and expenses paid or payable during such period by Borrower Representative and its Subsidiaries to the servicer under the Master Service Agreement or under any agreement with the Backup Servicing Provider, to (b) Debt Service, in each case for Borrower Representative and its Subsidiaries, on a consolidated basis, for such period.

“Debtor Relief Laws” means Title 11 of the United States Code, as now or hereafter in effect, or any other applicable law, domestic or foreign, as now or hereafter in effect, relating to bankruptcy, insolvency, liquidation, receivership, reorganization, assignment for the benefit of creditors, moratorium, arrangement or composition, extension or adjustment of debts, or similar Laws affecting the rights of creditors.

“Default” means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

“Default Interest Rate” means an interest rate equal to (i) the Base Rate plus (ii) the Applicable Margin, if any, applicable to a Base Rate Portion plus (iii) two percent (2%) per annum; provided, however, that with respect to a Eurodollar Rate Portion, the Default Interest Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Portion plus two percent (2%) per annum; provided, however, in no event shall the Default Interest Rate exceed the Maximum Rate.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Defaulting Lender” means, subject to Section 12.22(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies Administrative Agent and Borrowers in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified Borrowers or Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by Administrative Agent or Borrower Representative, to confirm in writing to Administrative Agent and Borrowers that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrower Representative), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 12.22(b)) upon delivery of written notice of such determination to Borrower Representative and each Lender.

“Depository Account” has the meaning set forth in Section 7.17.

“Disposition” means any sale, lease, sub-lease, transfer, assignment, conveyance, release, loss or other disposition, or entry into any contract the performance of which would result in any of the foregoing, of any interest in Property, or of any interest in a Subsidiary that owns Property, in any transaction or event or series of transactions or events, and “Dispose” has the correlative meaning thereto.

“Dollars” and “$” mean lawful money of the United States of America.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assets” means:

(a) Assets (other than EZ-Own Assets) owned by a Borrower (including the Haleakala Assets and the BrightGrid Assets) that have all Applicable Permits, that are free and clear of any Liens (other than those of Administrative Agent or in the case of the Haleakala Assets, other than (i) those of Sunnova LV3-HI which have been assigned to Administrative Agent, and (ii) the STW Lien), that are approved by Administrative Agent in its reasonable discretion without undue delay and for which Administrative Agent for the benefit of the Secured Parties shall have a perfected Lien upon filing of the applicable Security Document ranking a first priority unless Administrative Agent agrees otherwise in writing; and

(b) Assets which are EZ-Own Assets that have all Applicable Permits, that are free and clear of any Liens (other than those of the applicable Borrower), that are approved by Administrative Agent in its reasonable discretion without undue delay and for which Administrative Agent shall be satisfied that the applicable Borrower shall have a perfected Lien ranking first priority on any such Solar Panel Systems financed under the applicable EZ-Own Contracts (and for which Administrative Agent shall be satisfied that Administrative Agent for the benefit of the Secured Parties shall have a perfected Lien ranking first priority in such Borrower’s interests under such EZ-Own Contracts);

provided that in the case of clause (a) and (b) above, (i) no Asset shall be an Eligible Asset unless it is generating cash flow and is delivering power to the homeowner in accordance with the Host Customer Agreement applicable thereto, (ii) any otherwise qualifying Eligible Asset for which Host Customer payment is at least thirty (30) days past due shall not be an Eligible Asset, and (iii) the minimum average FICO Score of the Borrowers’ portfolio of Host Customer Agreements constituting Eligible Assets shall be at least [***].

Notwithstanding the foregoing, to the extent that a Loss or other circumstance puts an Asset out of service, which Asset was an Eligible Asset prior to such Loss or other circumstance, such Asset shall continue to be deemed an Eligible Asset for so long as such Asset is in the process of repair, restoration or replacement (not to exceed ninety (90) days of the date of such Loss or other circumstance (or, in each case, such longer period of time agreed to in writing by the Administrative Agent in its sole discretion)) and for so long as Borrowers are in compliance with the provisions of Section 2.6(d)(iv) with respect to any Extraordinary Receipt received in connection with such Loss or other circumstance.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 12.8(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 12.8(b)(iii)).

“Environmental Laws” means any and all federal, state, and local Laws, regulations, judicial decisions, orders, decrees, plans, rules, permits, licenses, and other governmental restrictions and requirements pertaining to health, safety, or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. § 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901 et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., the Clean Air Act, 42 U.S.C. § 7401 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq., and the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.

“Environmental Liabilities” means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs, and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any Environmental Law, permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment, resulting from the past, present, or future operations of such Person or its Affiliates.

“EPC Cost” means Borrower’s, Parent’s or their Affiliate’s aggregate engineering, procurement and construction cost of the Solar Panel System associated with a Host Customer Agreement (it being understood and agreed that the EPC Cost of the BrightGrid Assets is as set forth on Schedule 1.1(a) and that the EPC Cost of the Haleakala Assets is as set forth on Schedule 1.1(b)).

“Equity Cure” means, subject to the terms and provisions of Section 9.2, a cure of an Event of Default resulting from a breach of the financial covenant set forth in Section 9.1 effectuated by Borrower Representative taking each of the following actions: (a) receiving cash equity contributions in the form of common equity interests of the Borrower Representative which amounts shall be added to Collections for the fiscal quarter in which such Event of Default occurred in a sufficient amount so that the Debt Service Coverage Ratio, as recalculated after giving effect to any such cash equity contributions as of the last day of the fiscal quarter for which such Event of Default occurred, is in compliance with the ratio set forth in Section 9.1 on such date, and (b) delivering to Administrative Agent (i) written notice specifying that such cash equity contributions are to be used for purposes of making an Equity Cure, and (ii) a revised Compliance Certificate demonstrating compliance with Section 9.1 after giving effect to such Equity Cure.

“ERISA” means the Employee Retirement Income Security Act of 1974.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“ERISA Affiliate” means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as an Obligated Party or is under common control (within the meaning of Section 414(c) of the Code and Sections 414(m) and (o) of the Code for purposes of the provisions relating to Section 412 of the Code) with an Obligated Party.

“ERISA Event” means (a) a Reportable Event with respect to a Plan, (b) a withdrawal by any Obligated Party or any ERISA Affiliate from a Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA, (c) a complete or partial withdrawal by any Obligated Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization, (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Plan or Multiemployer Plan, (e) the occurrence of an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, (f) the imposition of any liability to the PBGC under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Obligated Party or any ERISA Affiliate, (g) the failure of any Obligated Party or ERISA Affiliate to meet any funding obligations with respect to any Plan or Multiemployer Plan, or (h) a Plan becomes subject to the at-risk requirements in Section 303 of ERISA and Section 430 of the Code.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar Rate” means:

(a) with respect to any Eurodollar Rate Loan for any Interest Period, the rate (expressed as a percentage per annum and adjusted as described in Section 3.3(b)) for deposits in Dollars for a term comparable to such Interest Period that is published or announced on Bloomberg BTMM (or on any successor or substitute page or service providing quotations of interest rates applicable to Dollar deposits in the London interbank market comparable to those currently provided on such page or service, as determined by Administrative Agent from time to time) as calculated by ICE as of 11:00 a.m., London, England time, on the related Eurodollar Rate Determination Date, and if such rate shall cease to be published or announced on Bloomberg BTMM or such successor or substitute page or service or if Administrative Agent determines (which determination shall be conclusive absent manifest error) that the rate calculated by ICE no longer accurately reflects the rate available to Administrative Agent in the London interbank market and that such circumstance is likely to be temporary, then the Eurodollar Rate shall be determined by Administrative Agent in its sole reasonable discretion to be the offered rate as announced by a recognized commercial service as representing the average London interbank offered rate for deposits in Dollars for a term comparable to such Interest Period as of 11:00 a.m. on the relevant Eurodollar Rate Determination Date; and

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b) with respect to any interest calculation with respect to a Base Rate Loan on any date, the rate (expressed as a percentage per annum and adjusted as described in Section 3.3(b)) for deposits in Dollars for a term of one (1) month commencing on the date of calculation that is published or announced on Bloomberg BTMM (or on any successor substitute page or service providing quotations of interest rates applicable to Dollar deposits in the London interbank market comparable to those currently provided on such page or service, as determined by Administrative Agent from time to time) as calculated by ICE as of 11:00 a.m., London, England time, on the related Eurodollar Rate Determination Date, and if such rate shall cease to be published or announced on Bloomberg BTMM or such successor or substitute page or service or if Administrative Agent determines (which determination shall be conclusive absent manifest error) that the rate calculated by ICE no longer accurately reflects the rate available to Administrative Agent in the London interbank market and that such circumstance is likely to be temporary, then the Eurodollar Rate shall be determined by Administrative Agent in its sole reasonable discretion to be the offered rate as announced by a recognized commercial service as representing the average London interbank offered rate for deposits in Dollars for a term of one (1) month as of 11:00 a.m. on the relevant Eurodollar Rate Determination Date.

“Eurodollar Rate Determination Date” means a day that is two (2) Business Days prior to the beginning of the relevant Interest Period or prior to the applicable date, as applicable.

“Eurodollar Rate Portion” means each Portion bearing interest based on the Adjusted Eurodollar Rate where the Eurodollar Rate is determined pursuant to clause (a) of the definition thereof.

“Event of Default” has the meaning set forth in Section 10.1.

“Excess Cash” has the meaning set forth in Section 7.17(b).

“Excluded Swap Obligation” means, with respect to any Obligated Party, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Obligated Party of, or the grant by such Obligated Party of a Lien to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Obligated Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to any “keepwell, support or other agreement” for the benefit of such Obligated Party and any and all Guarantees of such Obligated Party’s Swap Obligations by any Borrower or any other Obligated Party) at the time the Guarantee of such Obligated Party, or a grant by such Obligated Party of a Lien, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or Lien is or becomes excluded in accordance with the first sentence of this definition.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in such Loan or Commitment (other than pursuant to an assignment request by Borrowers under Section 3.6(b) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.4, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.4(g) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Credit Agreement” has the meaning set forth in the Recitals hereto.

“Extraordinary Receipt” means any cash received by or paid to or for the account of any Borrower or any of its Subsidiaries not in the ordinary course of business, including tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustments.

“EZ-Own Assets” means, without duplication, the EZ-Own Contracts for Solar Panel Systems that are installed and delivering electricity to the applicable EZ-Own Customers.

“EZ-Own Customer” means a residential customer under an EZ-Own Contract.

“EZ-Own Contract” means an enforceable security agreement and operations and maintenance agreement between an EZ-Own Customer and a Borrower executed in connection with a residential home improvement agreement contemplated thereby.

“Facility” means, at any time, (a) prior to the making of the Loans on the Closing Date, the aggregate amount of the Commitments at such time and (b) after the making of the Loans on the Closing Date, the aggregate principal amount of the Loans of all Lenders outstanding at such time.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Federal Funds Rate” means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

funds brokers on such day, as published by the Federal Reserve Bank of New York, on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent on such day on such transactions as determined by Administrative Agent. If the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Fee Letter” means the separate fee letter dated as of even date herewith, among Borrowers and Texas Capital Bank and any other fee letter among Borrowers and Administrative Agent, Arranger and/or Texas Capital Bank concerning fees to be paid by Borrowers in connection with this Agreement including any amendments, restatements, supplements or modifications thereof. By its execution of this Agreement, each Lender acknowledges and agrees that Administrative Agent, Arranger and/or Texas Capital Bank may elect to treat as confidential and not share with Lenders any Fee Letters executed from time to time in connection with this Agreement.

“FERC” means the Federal Energy Regulatory Commission and any successor agency or commission.

“FICO Score” means the score developed by Fair Isaacs Corporation to evaluate the credit risk of a Host Customer and shown on a credit report prepared by Equifax, Experian, TransUnion, or any other authorized national credit reporting agency. For all purposes hereunder, if two FICO Scores are obtained for any Host Customer, the higher score shall be used. If three FICO Scores are obtained for any Host Customer, the middle score shall be used.

“Flood Insurance Regulations” means (a) the National Flood Insurance Act of 1968, (b) the Flood Disaster Protection Act of 1973, (c) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001 et seq.), and (d) the Flood Insurance Reform Act of 2004, in each case as now or hereafter in effect or any successor statute thereto and including any regulations promulgated thereunder.

“Foreign Lender” means (a) if a Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if a Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which a Borrower is resident for tax purposes.

“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles, applied on a consistent basis, as set forth in opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a “consistent basis” when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank, tribal body or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank), and any group or body charged with setting financial accounting or regulatory capital rules or standards (including without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

“Guarantee” by any Person means any obligation or liability, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person as well as any obligation or liability, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation or liability (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to operate Property, to take-or-pay, or to maintain net worth or working capital or other financial statement conditions or otherwise) or (b) entered into for the purpose of indemnifying or assuring in any other manner the obligee of such Debt or other obligation or liability of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning.

“Guarantor” means (a) each Subsidiary required under Section 7.13 to execute a Guaranty Agreement, (b) each Borrower with respect to any Bank Product Agreement to which an Obligated Party (other than such Borrower) is a party, and (c) each other Person who from time to time Guarantees all or any part of the Obligations.

“Guaranty Agreement” means any written guaranty agreement executed by a Guarantor in favor the Administrative Agent, for the ratable benefit of the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent.

“Haleakala Assets” means all of the Assets listed on Schedule 1.1(b) (it being understood and agreed that such Schedule is intended to list all of the Assets listed on Exhibits A-1 and A-2 of the Haleakala Loan and Security Agreement). Notwithstanding anything herein to the contrary, each of the Haleakala Assets, to the extent not owned by a Borrower, shall be deemed the Property of Sunnova LV3-HI for purposes of this Agreement and the other Loan Documents for so long as (a) the Haleakala Loan Documents remain in full force and effect and (b) such Assets remain encumbered by first priority Liens in favor of Sunnova LV3-HI and which have been collaterally assigned to Administrative Agent for the benefit of Secured Parties.

“Haleakala Loan and Security Agreement” means that certain Loan and Security Agreement dated December 17, 2003 by and between Sunnova LV3-HI, as lender, and STW Holdings, LLC, a Hawaii limited liability company, as borrower, as amended, modified or supplemented from time to time.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Haleakala Loan Documents” means the Haleakala Loan and Security Agreement and the other loan documents executed in connection therewith, as amended, modified or supplemented from time to time.

“Hazardous Material” means any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law, including, without limitation, asbestos, petroleum, and polychlorinated biphenyls.

“Hedge Agreement” means (a) any and all interest rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules and annexes, a “Master Agreement”), (c) any and all Master Agreements and any and all related confirmations, and (d) any other agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Hedge Obligations” means, at any time with respect to any Person, all indebtedness, liabilities, and obligations of such Person under or in connection with any Hedge Agreement, whether actual or contingent, due or to become due and existing or arising from time to time.

“Hedge Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and settlement amounts, early termination amounts or termination value(s) determined in accordance therewith, such settlement amounts, early termination amounts or termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more commercially reasonable mid-market or other readily available quotations provided by any dealer which is a party to such Hedge Agreement or any other recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender).

“Host Customer” means a residential customer under a Host Customer Agreement, including, for the avoidance of doubt, an EZ-Own Customer, as applicable.

“Host Customer Agreement” means a Lease Agreement, a Power Purchase Agreement or an EZ-Own Contract, as applicable. Notwithstanding anything herein to the contrary, each of the Haleakala Assets, to the extent not owned by a Borrower, shall be deemed a Host Customer Agreement for purposes of this Agreement and the other Loan Documents for so long as (a) the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Haleakala Loan Documents remain in full force and effect and there exists no default (subject to any applicable cure periods) by any obligor thereunder and (b) such Assets remain encumbered by first priority Liens in favor of Sunnova LV3-HI and which have been collaterally assigned to Administrative Agent for the benefit of Secured Parties.

“Host Customer Payments” means, for any period, the aggregate cash payments made by Host Customers and received by Borrowers during such period in respect of obligations owing by such Host Customers to Borrowers under Host Customer Agreements, including any amounts payable by such Host Customers that are attributable to sales, use or property taxes.

“ICE” means the Intercontinental Exchange Benchmark Administration or any successor thereto.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Borrower under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Information” has the meaning set forth in Section 12.27.

“Intellectual Property” means all copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses and other types of intellectual property, in whatever form, now owned or hereafter acquired.

“Interest Payment Date” means (a) in respect of each Base Rate Portion, the last day of each and every calendar month during the term of this Agreement and the Maturity Date, and (b) in respect of each Eurodollar Rate Portion, the last day of each Interest Period applicable to such Eurodollar Rate Portion, (or the day that is three months after the first day of such Interest Period if such Interest Period has a length of more than three (3) months) and the Maturity Date.

“Interest Period” means with respect to any Eurodollar Rate Portion, the period commencing on the date such Portion becomes a Eurodollar Rate Portion (whether by the making of a Loan or its continuation or conversion) and ending on the numerically corresponding day in the calendar month that is one (1), two (2) or three (3) months thereafter, as Borrower Representative may elect; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period pertaining to a Eurodollar Rate Portion that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period.

“Interest Rate” means the rate equal to the lesser of (a) the Maximum Rate and (b) the Applicable Rate.

“Intermediate Holdco” means (a) a holding company that is a wholly-owned direct subsidiary of Parent which may be created after the Closing Date in connection with the establishment of a Qualified Parent Credit Facility that will hold 100% of the equity interests of

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Borrower Representative and other wholly-owned direct subsidiaries of Parent or (b) if the Parent elects in its sole discretion to transfer 100% of the equity interests of Borrower Representative to Sunnova Intermediate Holdings, LLC, Sunnova Intermediate Holdings, LLC.

“IRS” means the Internal Revenue Service or any entity succeeding to all or any of its functions.

“ITC” means any investment tax credit under Title 26, Section 48 of the Code or any successors or similar provision, including any similar provision concerning a refundable tax credit that replaces such investment tax program.

“Laws” means, collectively, all international, foreign, federal, state, provincial and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administrative thereof by any Governmental Authority charged with the enforcement, interpretation or administrative thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lease Agreement” means an enforceable true lease between a Host Customer and a Borrower, either directly or as a result of a prior assignment to a Borrower, which assignment is in form and substance satisfactory to Administrative Agent, whereby such Borrower leases the affiliated Solar Panel System to such Host Customer for use on the Host Customer’s property.

“Lender” and “Lenders” have the meanings set forth in the introductory paragraph hereto.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify Borrower Representative and Administrative Agent.

“Lien” means, as to any Property of any Person, (a) any lien, mortgage, security interest, tax lien, pledge, charge, hypothecation, collateral assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise, affecting such Property and (b) the signing or filing of a financing statement which names the Person as debtor or the signing of any security agreement or the signing of any document authorizing a secured party to file any financing statement which names such Person as debtor.

“Loan” means an extension of credit by a Lender to Borrowers pursuant to Section 2.1(a).

“Loan Documents” means this Agreement, each Assignor’s Acknowledgement, each Consent to Assignment, the Security Documents, the Notes, each Guaranty Agreement, and all other promissory notes, security agreements, deeds of trust, assignments, letters of credit, guaranties, and other instruments, documents, or agreements executed and delivered pursuant to or in connection with this Agreement or the Security Documents, including any intercreditor agreement; provided that the term “Loan Documents” shall not include any Bank Product Agreement.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Lockbox” has the meaning set forth in Section 7.17.

“Loss” has the meaning set forth in Section 7.5(c).

“Master Service Agreement” means the May 9, 2014 Master Service Agreement between Borrowers and Sunnova Management, LLC, as in effect on the date hereof.

“Material Adverse Event” means any act, event, condition, or circumstance which could materially and adversely affect (a) the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of any Borrower or Borrower Representative and its Subsidiaries, taken as a whole; (b) the ability of any Obligated Party to perform its obligations under any Loan Document to which it is a party; or (c) the legality, validity, binding effect or enforceability against any Obligated Party of any Loan Document to which it is a party.

“Maturity Date” means (a) January 31, 2021, or (b) such earlier date as the Obligations become due and payable pursuant to this Agreement (whether by acceleration, prepayment in full, scheduled reduction or otherwise); provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next succeeding Business Day.

“Maximum Loan Amount” means, at any time, the value in Dollars of 50% the aggregate NPV of all Eligible Assets at such time. Notwithstanding the foregoing, if at any time of calculation, the NPV of EZ-Own Contracts exceeds 5% of the NPV of all Eligible Assets at such time, the calculation of the Maximum Loan Amount at such time shall exclude such excess.

“Maximum Rate” means, at all times, the maximum rate of interest which may be charged, contracted for, taken, received or reserved by Lenders in accordance with applicable Texas law (or applicable United States federal law to the extent that such law permits Lenders to charge, contract for, receive or reserve a greater amount of interest than under Texas law). The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to Borrowers at the time of such change in the Maximum Rate.

“Multiemployer Plan” means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions are being made or have been made by, or for which there is an obligation to make by or there is any liability, contingent or otherwise, with respect to an Obligated Party or any ERISA Affiliate and which is covered by Title IV of ERISA.

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all affected Lenders in accordance with the terms of Section 12.10 and (b) has been approved by the Required Lenders.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Notes” mean, collectively, a Note (as defined in, and issued by Borrowers to Lenders under, the Existing Credit agreement) and any other a promissory note made by Borrowers in favor of a Lender and substantially in the form of Exhibit E.

“NPV” means,

(a) with respect to the Eligible Assets (other than EZ-Own Assets), the net present value of (a) future cash payments under the applicable Host Customer Agreements during the remaining term thereof, discounted at 6% per annum, plus (b) the residual value of the relevant Solar Panel Systems on the termination date of the associated Host Customer Agreements, equal to [***]% of the Aggregate Cost of the applicable Solar Panel Systems, discounted at 6% per annum, plus (c) the economic value of the accelerated depreciation of the relevant Solar Panel Systems, equal to [***]% of the Aggregate Cost of the applicable Solar Panel Systems based on five-year MACRs schedule beginning on the commencement date of the applicable Host Customer Agreement, discounted at 9% per annum, plus (d) the ITC associated with the relevant Solar Panel Systems beginning on the commencement date of the applicable Host Customer Agreement, plus (e) state and local tax rebates and other credits related to the relevant Solar Panel Systems to the extent expected to be recognized by Borrowers (if any) as mutually agreed upon by the Borrower Representative and Administrative Agent, less (f) O&M Expense and Performance Guaranty Obligations associated with such Eligible Assets, discounted at 6% per annum, less (g) all future federal and state tax income and franchise tax obligations associated with such Eligible Assets; and

(b) with respect to the Eligible Assets which are EZ-Own Assets, (a) the net present value of future cash payments under such EZ-Own Contracts during the remaining term thereof, discounted at 6% per annum, plus (b) state and local tax rebates and other credits related to the relevant Solar Panel Systems to the extent expected to be recognized by Borrowers (if any) as mutually agreed upon by the Borrower Representative and Administrative Agent, less (c) O&M Expense and Performance Guaranty Obligations associated with such Eligible Assets, discounted at 6% per annum, less (d) all future federal and state tax income and franchise tax obligations associated with such Eligible Assets.

“NPV Report” means, as of any date of preparation, a certificate, substantially the form of Exhibit B, or in any other form agreed to by Borrowers and Administrative Agent, prepared by and certified by a Responsible Officer of Borrower Representative certifying as to the NPV of Eligible Assets and the calculation of the Maximum Loan Amount.

“O&M Expense” means operating and maintenance expenses related to Host Customer Agreements. For the avoidance of doubt, “O&M Expense” shall not include Performance Guaranty Obligations.

“Obligated Party” means each Borrower and each other Person who is or becomes party to any agreement with Administrative Agent and/or Lenders that obligates such Person to pay or perform, or that Guarantees or secures payment or performance of, the Obligations under the Loan Documents or any part thereof.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Obligations” means all obligations, indebtedness, and liabilities of each Borrower and any other Obligated Party to Administrative Agent, each Lender and each other Secured Party now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, arising under or pursuant to this Agreement, any Bank Product Agreements, the other Loan Documents, and all interest accruing thereon (whether a claim for post-filing or post-petition interest is allowed in any bankruptcy, insolvency, reorganization or similar proceeding) and all attorneys’ fees and other expenses incurred in the enforcement or collection thereof; provided that, as to any Obligated Party, the “Obligations” of such Obligated Party shall exclude any Excluded Swap Obligations of such Obligated Party.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.6).

“Outstanding Amount” means the aggregate outstanding principal amount of the Loans after giving effect to any borrowings, prepayments or repayments of Loans, as the case may be, occurring on such date.

“Parent” means Sunnova Energy Corporation, a Delaware corporation.

“Participant” means any Person (other than a natural Person, a Defaulting Lender, or a Borrower or any of Borrowers’ Affiliates or Subsidiaries or any other Obligated Party) to which a participation is sold by any Lender in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it).

“Participant Register” means a register in the United States on which each Lender that sells a participation enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents.

“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56, signed into law October 26, 2001).

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“PBI Documents” means, with respect to a Solar Panel System, (a) all applications, forms and other filings required to be submitted to a PBI Obligor in connection with the performance based incentive program maintained by such PBI Obligor and the procurement of PBI Payments, and (b) all approvals, agreements and other writings evidencing (i) that all conditions to the payment of PBI Payments by the PBI Obligor have been met, (ii) that the PBI Obligor is obligated to pay PBI Payments and (iii) the rate and timing of such PBI Payments.

“PBI Obligor” means a utility or Governmental Authority that maintains or administers a renewable energy program designed to incentivize the installation of Solar Panel Systems and use of solar generated electricity that has approved and is obligated to make PBI Payments to the owner of the related Solar Panel System.

“PBI Payments” means, with respect to a Solar Panel System and the related PBI Documents, all payments due by the related PBI Obligor under or in respect of such PBI Documents.

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

“Performance Guaranty” means, with respect to a Solar Panel System, an agreement in the form of a production warranty that specifies a minimum level of solar energy production, as measured in kWh, for a specified time period, and pursuant to which the Host Customer could be compensated if the related Solar Panel System does not meet the electricity production guarantee.

“Performance Guaranty Obligations” means, at any time, all obligations and liabilities of Borrowers arising under any Performance Guaranty.

“Permitted Liens” means those Liens permitted by Section 8.2.

“Person” means any individual, corporation, limited liability company, business trust, association, company, partnership, joint venture, Governmental Authority, or other entity, and shall include such Person’s heirs, administrators, personal representatives, executors, successors and assigns.

“Plan” means any employee benefit or other plan, other than a Multiemployer Plan, established or maintained by, or for which there is an obligation to make contributions by or there is any liability, contingent or otherwise with respect to any Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA or subject to Section 412 of the Code.

“Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system.

“Pledge Agreement” means that certain Pledge Agreement dated as of July 31, 2014 executed by Parent in favor of Administrative Agent, for the ratable benefit of the Secured Parties.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Pledged Collateral” has the meaning given to the term “Collateral” in the Pledge Agreement.

“Portion” means any principal amount of any Loan bearing interest based upon the Base Rate or the Adjusted Eurodollar Rate.

“Power Purchase Agreement” means an enforceable power purchase agreement between a Host Customer and a Borrower, either directly or as a result of a prior assignment to a Borrower, which assignment is in form and substance satisfactory to Administrative Agent, whereby such Host Customer agrees to purchase electricity from such Borrower-generated by a Solar Panel System installed on the Host Customer’s property.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by Texas Capital Bank as its prime rate in effect at its Principal Office; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. Such rate is set by Texas Capital Bank as a general reference rate of interest, taking into account such factors as Texas Capital Bank may deem appropriate; it being understood that many of Texas Capital Bank’s commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that Texas Capital Bank may make various commercial or other loans at rates of interest having no relationship to such rate. If the Prime Rate is less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Principal Office” means the principal office of Administrative Agent, presently located at the address set forth on Schedule 12.11.

“Principal Payment Date” means the first Business Day of each and every January, April, July and October during the term of this Agreement.

“Prohibited Transaction” means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

“Property” of a Person means any and all property, whether real, personal, tangible, intangible or mixed, of such Person, or any other assets owned, operated or leased by such Person.

“Public Lender” has the meaning set forth in Section 12.11(e).

“Qualified ECP Guarantor” means, at any time, each Obligated Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act or any regulation promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Qualified Parent Credit Facility” means a revolving credit facility, term credit facility or similar financing arrangement entered into after the Closing Date by Parent or Intermediate Holdco as a borrower thereunder, the proceeds of which are to be used for general corporate purposes, that meets the following criteria: (a) the sum of the aggregate commitments and funds

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

advanced under such Qualified Parent Credit Facility shall at all times be at least $75,000,000, (b) the maturity date of such Qualified Parent Credit Facility shall be at least one-hundred and eighty (180) days after the Maturity Date, (c) such Qualified Parent Credit Facility shall be secured by, among other assets, the Pledged Collateral owned directly or indirectly by Parent, and shall require as a condition precedent to closing of such Qualified Parent Credit Facility, the release of the Administrative Agent’s Liens on the Pledged Collateral, (d) such Qualified Parent Credit Facility shall not be secured by any assets of any Borrower or any Subsidiary, (e) no Borrower nor any Subsidiary shall provide any credit support or have any obligations with respect to such Qualified Parent Credit Facility, (f) all Debt arising under such Qualified Parent Credit Facility shall be non-recourse to Borrowers and their respective Subsidiaries, and (g) such Qualified Parent Credit Facility shall not contain any provisions which (x) directly or indirectly prohibit Borrower, any of its Subsidiaries, or any Obligated Party from creating or incurring a Lien on any of the Collateral to secure the Obligations or (y) directly or indirectly prohibit any Subsidiary or any Borrower to make any payments, directly or indirectly, to any Borrower.

“Rebate” means any rebate by an electric distribution company or Governmental Authority as an inducement to install or use a Solar Panel System, paid upon such Solar Panel System being placed in service.

“Recipient” means Administrative Agent and any Lender, as applicable.

“Register” means a register for the recordation of the names and addresses of Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time.

“Related Indebtedness” means any and all indebtedness paid or payable by Borrowers to Administrative Agent or any Lender pursuant to any Loan Document other than any Note.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Release” means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, disbursement, leaching, or migration of Hazardous Materials into the indoor or outdoor environment or into or out of property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water, ground water, or Property.

“Remedial Action” means all actions required to (a) clean up, remove, treat, or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

“Removal Effective Date” has the meaning set forth in Section 11.6(b).

“Replacement Rate” has the meaning set forth in Section 3.3(b).

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Reportable Event” means any of the events set forth in Section 4043 of ERISA.

“Required Lenders” means, at any time, Lenders having Total Credit Exposures representing more than 66 2/3% of the Total Credit Exposures of all Lenders; provided that, if there are less than three Lenders, subject to the last sentence of Section 12.10, Required Lenders shall be all Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Resignation Effective Date” has the meaning set forth in Section 11.6(a).

“Responsible Officer” means the chief executive officer, president, chief financial officer, or treasurer of an Obligated Party or any Person designated by a Responsible Officer to act on behalf of a Responsible Officer; provided that such designated Person may not designate any other Person to be a Responsible Officer. Any document delivered hereunder that is signed by a Responsible Officer of an Obligated Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of Obligated Party.

“RICO” means the Racketeer Influenced and Corrupt Organization Act of 1970.

“Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, any Person (a) listed on OFAC’s most current List of Specially Designated Nationals and Blocked Persons List available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx or as otherwise published from time to time or any similar list enforced by any other relevant sanctions authority (b) operating, organized or resident in a Sanctioned Country or (c) owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC, the U.S. Department of the Treasury or the U.S. Department of State), the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant sanctions authority with governmental authority over the Obligated Parties and their Subsidiaries.

“SEC” means the U.S. Securities and Exchange Commission, or any successor agency.

“Secured Parties” means the collective reference to Administrative Agent, each Lender, each Bank Product Provider, and any other Person the Obligations owing to which are, or are purported to be, secured by the Collateral under the terms of the Security Documents.

“Security Agreement” means the amended and restated security agreement of even date herewith executed by Borrowers in favor of Administrative Agent, for the ratable benefit of the Secured Parties.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Security Documents” means the Security Agreement, the Pledge Agreement and each and every other security agreement, pledge agreement, mortgage, deed of trust, control agreement or other collateral security agreement required by or delivered to Administrative Agent from time to time that purport to create a Lien in favor of any of the Secured Parties to secure payment or performance of the Obligations or any portion thereof.

“Solar Panel System” means a photovoltaic system, including photovoltaic panels, racks, wiring and other electrical devices, conduit, weatherhousings, hardware, one or more inverters, remote monitoring equipment, connectors, meters, disconnects and other current devices.

“Solvent” means, with respect to any Person, as of any date of determination, that the fair value of the assets of such Person (at fair valuation) is, on the date of determination, greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person as of such date, that the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the probable liability of such Person on its debts as such debts become absolute and matured, and that, as of such date, such Person will be able to pay all liabilities of such Person as such liabilities mature and such Person does not have unreasonably small capital with which to carry on its business. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability discounted to present value at rates believed to be reasonable by such Person acting in good faith.

“SREC” means a solar renewable energy certificate representing any and all environmental credits, benefits, emissions reductions, offsets and allowances, howsoever entitled, that are created or otherwise arise from a Solar Panel System’s generation of electricity, including, but not limited to, a solar renewable energy certificate issued to comply with a State’s renewable portfolio standard.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one (1) and the denominator of which is the number one (1) minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board of Governors to which Administrative Agent is subject with respect to the Adjusted Eurodollar Rate, for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the Board of Governors). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Rate Portions shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“STW Lien” means that certain Lien on assets of STW Holdings, LLC filed by the State of Hawaii, Department of Taxation (filing #A70100578) on March 12, 2019 relating to the reconciliation of general excise taxes for tax years 2013-2015 in an aggregate amount of $110,676.88; provided that such Lien is being contested by STW Holdings in good faith and by appropriate proceedings and reserves for the payment of which are being maintained in accordance with GAAP and for which no steps or proceedings to enforce such Lien have been initiated.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Subsidiary” means (a) any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by a Borrower or one or more of other Subsidiaries or by a Borrower and one or more of such Subsidiaries, and (b) any other entity (i) of which at least a majority of the ownership, equity or voting interest is at the time directly or indirectly owned or controlled by one or more of a Borrower and other Subsidiaries and (ii) which is treated as a subsidiary in accordance with GAAP.

“Sunnova LV3-HI” means Sunnova Lease Vehicle 3-HI, LLC, a Delaware limited liability company.

“Swap Obligations” means obligations to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Texas Capital Bank” means Texas Capital Bank, National Association, a national banking association, and its successors and assigns.

“Total Credit Exposure” means, as to any Lender at any time, the sum of (a) the unused Commitment and (b) the Outstanding Amount of the Loans of such Lender at such time.

“Total Outstandings” means, at any time, the aggregate Outstanding Amount of Loans of all Lenders at such time.

“Type” means, with respect to a Portion, its character as a Eurodollar Rate Portion or a Base Rate Portion.

“UCC” means Chapters 1 through 11 of the Texas Business and Commerce Code.

“Unfunded Pension Liability” means the excess, if any, of (a) the funding target as defined under Section 430(d) of the Code without regard to the special at-risk rules of Section 430(i) of the Code, over (b) the value of plan assets as defined under Section 430(g)(3)(A) of the Code determined as of the last day of each calendar year, without regard to the averaging which may be allowed under Section 310(g)(3)(B) of the Code and reduced for any prefunding balance or funding standard carryover balance as defined and provided for in Section 430(f) of the Code.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.4(g)(ii)(B)(3).

“Withholding Agent” means each Borrower and Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.2 Accounting Matters.

(a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the audited financial statements described in Section 6.2, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Debt of Borrower Representative and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded.

(b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth herein, and either Borrower Representative or the Required Lenders shall so request, Administrative Agent, Lenders and Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) Borrowers shall provide to Administrative Agent and Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

Section 1.3 ERISA Matters. If, after the date hereof, there shall occur, with respect to ERISA, the adoption of any applicable law, rule, or regulation, or any change therein, or any change in the interpretation or administration thereof by the PBGC or any other Governmental Authority, then either Borrowers or Required Lenders may request a modification to this Agreement solely to preserve the original intent of this Agreement with respect to the provisions hereof applicable to ERISA, and the parties to this Agreement shall negotiate in good faith to complete such modification.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 1.4 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words “hereof”, “herein”, and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC. Any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document). Any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time. Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be constructed as cumulative; the word “or” is not exclusive; the word “including” (in its various forms) means “including, without limitation”; in the computation of periods of time, the word “from” means “from and including” and the words “to” and “until” mean “to but excluding”; and all references to money refer to the legal currency of the United States of America.

Section 1.5 Interpretative Provision. For purposes of Section 10.1, a breach of a financial covenant contained in Article 9 shall be deemed to have occurred as of any date of determination thereof by Borrowers, the Required Lenders or as of the last date of any specified measurement period, regardless of when the financial statements or the Compliance Certificate reflecting such breach are delivered to Administrative Agent.

Section 1.6 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to central time (daylight or standard, as applicable).

Section 1.7 Other Loan Documents. The other Loan Documents, including the Security Documents, contain representations, warranties, covenants, defaults and other provisions that are in addition to and not limited by, or a limitation of, similar provisions of this Agreement. Such provisions in such other Loan Documents may be different or more expansive than similar provisions of this Agreement and neither such differences nor such more expansive provisions shall be construed as a conflict.

Section 1.8 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware Law (or any comparable event under a different jurisdiction’s Laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ARTICLE 2

THE COMMITMENTS AND CREDIT EXTENSIONS

Section 2.1 The Loans.

(a) The Borrowing. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make on the Closing Date a term loan (each such loan, a “Loan”) to Borrowers in an aggregate principal amount for such Lender equal to such Lender’s Commitment. The Commitment of each Lender shall automatically terminate on the Closing Date immediately after the Borrowing. Borrowers may not borrow, prepay and reborrow the Loans.

(b) Borrowing Procedure.

(i) With respect to the Borrowing, on the Closing Date each Lender’s Loans (as defined in and outstanding under the Existing Credit Agreement as of the Closing Date after giving effect to the Closing Date Principal Payment) shall hereby be restructured, rearranged, renewed, extended and continued as such Lender’s Loans under this Agreement without the necessity of any cash settlement or delivery of a Borrowing Request.

(ii) After the Borrowing, each conversion of a Portion from one Type to the other, and each continuation of a Eurodollar Rate Portion shall be made upon Borrower Representative’s irrevocable notice to Administrative Agent, which may be given by telephone. Each such notice must be received by Administrative Agent not later than 11:00 a.m. three (3) Business Days prior to the requested date of any conversion to or continuation of a Eurodollar Rate Portion or of any conversion of a Eurodollar Rate Portion to a Base Rate Portion. Each telephonic notice by Borrower Representative pursuant to this Section 2.1(b) must be confirmed promptly by delivery to Administrative Agent of a written Borrowing Request, appropriately completed and signed by a Responsible Officer of Borrower Representative. Each conversion to or continuation of a Eurodollar Rate Portion shall be in a principal amount of $1,000,000 or a whole multiple of $50,000 in excess thereof. Each conversion to a Base Rate Portion shall be in a principal amount of $250,000 or a whole multiple of $50,000 in excess thereof; provided that a conversion to a Base Rate Portion may be in a lesser amount equal to the Total Outstandings at such time. Each Borrowing Request (whether telephonic or written) shall specify (A) whether Borrower Representative is requesting a conversion of Portions from one Type to the other, or a continuation of Portions, (B) the applicable Borrowers, (C) the requested date of the conversion or continuation, as the case may be (which shall be a Business Day), (D) the principal amount of Portions to be converted or continued, (E) the Type of Portions to which existing Portions are to be converted, and (F) if applicable, the duration of the Interest Period with respect thereto. If Borrower Representative fails to specify a Type of Portion in a Borrowing Request or if Borrower Representative fails to give a timely notice requesting a conversion or continuation, then the applicable Portions shall be made as, or converted to, Base

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Rate Portions. Any such automatic conversion to Base Rate Portions shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Portions. If Borrower Representative requests the conversion to, or continuation of a Eurodollar Rate Portion in any such Borrowing Request, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month.

(c) Funding. The Borrowing shall be funded as provided in Section 2.1(b)(i).

(d) Continuations and Conversions. Except as otherwise provided herein, a Eurodollar Rate Portion may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Portion. During the existence of a Default, (i) no Loans may be converted to or continued as Eurodollar Rate Portions without the consent of the Required Lenders and (ii) unless repaid, each Eurodollar Rate Portion shall be converted to a Base Rate Portion at the end of the Interest Period applicable thereto.

(e) Notifications. Following receipt of a Borrowing Request, Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the applicable Portions, and if no timely notice of a conversion or continuation is provided by Borrower Representative, Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Portions as described in Section 2.1(b). Administrative Agent shall promptly notify Borrower Representative and Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Portions upon determination of such interest rate. At any time that Base Rate Portions are outstanding, Administrative Agent shall notify Borrower Representative and Lenders of any change in the Prime Rate used in determining the Base Rate promptly following the public announcement of such change.

(f) Interest Periods. After giving effect to the Borrowing, all conversions of Portions from one Type to the other, and all continuations of Portions as the same Type, there shall not be more than five (5) Interest Periods in effect with respect to Eurodollar Rate Portions.

Section 2.2 Fees. Borrowers agree to pay to Administrative Agent and Arranger, for the account of Administrative Agent, Arranger and each Lender, as applicable, fees, in the amounts and on the dates set forth in the Fee Letter.

Section 2.3 Payments Generally; Administrative Agent’s Clawback.

(a) General. All payments of principal, interest, and other amounts to be made by Borrowers under this Agreement and the other Loan Documents shall be made to Administrative Agent for the account of Administrative Agent or the pro rata accounts of the applicable Lenders, as applicable, at the Principal Office in Dollars and immediately available funds, without setoff, deduction, or counterclaim, and free and clear of all taxes at the time and in the manner provided herein. Payments by check or

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

draft shall not constitute payment in immediately available funds until the required amount is actually received by Administrative Agent in full. Payments in immediately available funds received by Administrative Agent in the place designated for payment on a Business Day prior to 12:00 p.m. at such place of payment shall be credited prior to the close of business on the Business Day received, while payments received by Administrative Agent on a day other than a Business Day or after 12:00 p.m. on a Business Day shall not be credited until the next succeeding Business Day. If any payment of principal or interest on the Notes shall become due and payable on a day other than a Business Day, then such payment shall be made on the next succeeding Business Day. Any such extension of time for payment shall be included in computing interest which has accrued and shall be payable in connection with such payment. Administrative Agent is hereby authorized upon notice to Borrowers to charge the account of any Borrower maintained with Administrative Agent for each payment of principal, interest and fees as it becomes due hereunder.

(b) Reserved.

(c) Payments by Borrowers; Presumption by Administrative Agent. Unless Administrative Agent shall have received notice from Borrower Representative prior to the date on which any payment is due to Administrative Agent for the account of the applicable Lenders hereunder that Borrowers will not make such payment, Administrative Agent may assume that Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lenders the amount due. In such event, if Borrowers have not in fact made such payment, then each applicable Lender, as applicable, severally agrees to repay to Administrative Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation.

Section 2.4 Evidence of Debt.

(a) The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by Administrative Agent in the ordinary course of business; provided that such Lender or Administrative Agent may, in addition, request that such Loans be evidenced by the Notes. The accounts or records maintained by Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Borrowing made to Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrowers hereunder to pay any amount owing with respect to the Obligations.

(b) In the event of any conflict between the accounts and records maintained by Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 2.5 Interest; Payment Terms.

(a) Payment of Interest. The unpaid principal amount of each Portion of Loans shall, subject to the following sentence and Section 2.5(g), bear interest at the applicable Interest Rate. If at any time such rate of interest would exceed the Maximum Rate but for the provisions thereof limiting interest to the Maximum Rate, then any subsequent reduction shall not reduce the rate of interest on the Loans below the Maximum Rate until the aggregate amount of interest accrued on the Loans equals the aggregate amount of interest which would have accrued on the Loans if the interest rate had not been limited by the Maximum Rate. All accrued but unpaid interest on the principal balance of the Loans shall be payable on each Interest Payment Date, provided that interest accruing at the Default Interest Rate pursuant to Section 2.5(g) shall be payable on demand.

(b) Payment of Principal. The unpaid principal balance of all Loans shall be due and payable in quarterly installments each Principal Payment Date in an amount equal to the percentages set forth below of the Outstanding Amount of Loans as of the Closing Date (after giving effect to the Borrowing) (which quarterly installment amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.6(d)(vii)):

Date	Percentage
7/1/19, 10/1/19, 1/1/20, 4/1/20, 7/1/20, 10/1/20 and 1/1/21	0.7375%

; provided, however, that on the Maturity Date, whether by acceleration or otherwise, the final principal repayment installment of the Loans shall be due and payable and in any event shall be in an amount equal to the aggregate principal amount of all Loans outstanding on such date.

(c) Application. Except as expressly provided herein to the contrary, all payments on the Obligations under the Loan Documents shall be applied in the following order of priority: (i) the payment or reimbursement of any expenses, costs or obligations (other than the Outstanding Amount thereof and interest thereon) for which Borrowers shall be obligated or Administrative Agent or any Lender shall be entitled pursuant to the provisions of this Agreement, the Notes or the other Loan Documents; (ii) the payment of accrued but unpaid interest thereon; and (iii) the payment of the principal installments due on the Loans in the inverse order of maturity. If an Event of Default exists under this Agreement, the Notes or under any of the other Loan Documents, any such payment shall be applied as provided in Section 10.3 below.

(d) Computation Period. Interest on the Loans and all other amounts payable by Borrowers hereunder on a per annum basis shall be computed on the basis of a 365-day year or 366-day year, as the case may be, and the actual number of days elapsed (including the first day but excluding the last day). In computing the number of

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to the close of business on the Business Day received. Each determination by Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(e) Unconditional Payment. Each Borrower is and shall be obligated to pay all principal, interest and any and all other amounts which become payable under any of the Loan Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction whatsoever and without any reduction for counterclaim or setoff whatsoever. If at any time any payment received by Administrative Agent hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any Debtor Relief Law, then the obligation to make such payment shall survive any cancellation or satisfaction of the Obligations under the Loan Documents and shall not be discharged or satisfied with any prior payment thereof or cancellation of such Obligations, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

(f) Partial or Incomplete Payments. Remittances in payment of any part of the Obligations under the Loan Documents other than in the required amount in immediately available funds at the place where such Obligations are payable shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Administrative Agent in full in accordance herewith and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Administrative Agent of any payment in an amount less than the full amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default.

(g) Default Interest Rate. For so long as any Event of Default exists, regardless of whether or not there has been an acceleration of the Loans, and at all times after the maturity of the Loans (whether by acceleration or otherwise), and in addition to all other rights and remedies of Administrative Agent or Lenders hereunder, (i) interest shall accrue on the Outstanding Amount of the Loans at the Default Interest Rate and (ii) interest shall accrue on any past due amount (other than the outstanding principal balance) at the Default Interest Rate, and such accrued interest shall be immediately due and payable. Each Borrower acknowledges that it would be extremely difficult or impracticable to determine Administrative Agent’s or Lenders’ actual damages resulting from any late payment or Event of Default, and such accrued interest are reasonable estimates of those damages and do not constitute a penalty.

Section 2.6 Prepayments.

(a) [Reserved].

(b) [Reserved].

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(c) Voluntary Prepayments. Subject to the conditions set forth below, Borrowers shall have the right, at any time and from time to time upon at least three (3) Business Days prior written notice to Administrative Agent, to prepay the principal of the Loans in full or in part. If there is a prepayment of all or any portion of the principal of the Loans, whether voluntary or because of acceleration or otherwise, such prepayment shall also include (x) any and all accrued but unpaid interest on the amount of principal being so prepaid through and including the date of prepayment, plus any other sums which have become due to Lenders under the other Loan Documents on or before the date of prepayment, but which have not been fully paid.

(d) Mandatory Prepayment of Loans.

(i) Concurrently with any Disposition permitted by Section 8.8(c) and Section 8.8(d), Borrowers shall use 100% of the net cash proceeds of such Disposition that are not intended to be used to purchase other Solar Panel Systems to replace such Solar Panel Systems within 90 days from the date of such disposition to prepay the outstanding principal of the Loans, which prepayment shall be applied to be applied in accordance with clause (vii) below.

(ii) Concurrently with the issuance by any Borrower or any Subsidiary of any of its stock or other equity interests (other than to another Obligated Party), Borrowers shall prepay the Loans in the amount equal to 100% of the net cash proceeds thereof, which prepayment shall be applied in accordance with clause (vii) below.

(iii) Concurrently with the incurrence or issuance by any Borrower or any Subsidiary of any Debt (other than Debt expressly permitted to be incurred or issued pursuant to Section 8.1), Borrowers shall prepay the Loans in an amount equal to 100% of the net cash proceeds thereof, which prepayment shall be applied to be applied in accordance with clause (vii) below.

(iv) Concurrently with any Extraordinary Receipt, Borrowers shall prepay the Loans in an amount equal to 100% of the net cash proceeds thereof other than net proceeds that are intended to be used to repair, restore or replace the equipment, fixed assets or real property in respect of which such net cash proceeds were received to the extent that such repair, restoration or replacement is permitted under Section 7.5(c), which prepayment shall be applied to be applied in accordance with clause (vii) below.

(v) All net cash proceeds retained by Borrowers under clauses (i) and (iv) above shall be maintained in the Depository Account or such other segregated depository account maintained with the Administrative Agent in the name of Borrowers, and if such net cash proceeds are not used for the purposes and within the time frames provided under clauses (i) and (iv) above (or in the case of clause (iv) within the time frame provided in Section 7.5(c)), such proceeds shall be promptly paid to Administrative Agent to be applied in accordance with clause (vii) below.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(vi) If at any time the Total Outstandings exceeds the Maximum Loan Amount at such time, then Borrowers shall immediately prepay the entire amount of such excess to Administrative Agent, for the ratable account of Lenders, which prepayment shall be applied in accordance with clause (vii) below.

(vii) Any prepayment of Loans pursuant to this Section 2.6(d) shall be applied to the unpaid scheduled installment payments of the Loans in the inverse order of maturity.

(viii) Borrowers shall prepay the Loans on each Principal Payment Date in an amount equal to one-hundred percent (100%) of Excess Cash as of such Principal Payment Date, which prepayment shall be applied in accordance with clause (vii) above.

ARTICLE 3

TAXES, YIELD PROTECTION AND INDEMNITY

Section 3.1 Increased Costs.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Adjusted Eurodollar Rate);

(ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or other Recipient, Borrowers will pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b) Capital or Liquidity Requirements. If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time, upon delivery by Lender to Borrower Representative of the certificate described in Section 3.1(c), Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in Section 3.1(a) or (b) and delivered to Borrower Representative, shall be conclusive absent manifest error. Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 3.1 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that Borrowers shall not be required to compensate a Lender pursuant to this Section 3.1 for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender notifies Borrower Representative of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) -month period referred to above shall be extended to include the period of retroactive effect thereof).

Section 3.2 Illegality. If any Lender determines that any law or regulation has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Eurodollar Rate, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to Borrowers through Administrative Agent, (i) any obligation of such Lender to make or continue Eurodollar Rate Portions or to convert Base Rate Portions to Eurodollar Rate Portions shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Portions the interest rate on which is determined by reference to the Eurodollar Rate component of the Base Rate, the interest rate on which Base Rate Portions of such Lender shall, if necessary to avoid such illegality, be determined by Administrative Agent without reference to the Eurodollar Rate component of the Base Rate, in each case until such Lender notifies Administrative Agent and Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) Borrowers

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

shall, upon demand from such Lender (with a copy to Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Portions of such Lender to Base Rate Portions (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by Administrative Agent without reference to the Eurodollar Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Portions to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Portions and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar Rate, Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurodollar Rate component thereof until Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurodollar Rate. Upon any such prepayment or conversion, Borrowers shall also pay accrued interest on the amount so prepaid or converted.

Section 3.3 Inability to Determine Rates.

(a) Subject to clause (b) below, if (i) Administrative Agent or the Required Lenders determine that for any reason in connection with any request for a Eurodollar Rate Portion or a conversion to or continuation thereof that (A) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Portion, (B) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Portion or in connection with an existing or proposed Base Rate Portion, (C) the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Portion does not adequately and fairly reflect the cost to such Lenders of funding such Eurodollar Rate Portion, (D) ICE has ceased to calculate the Eurodollar Rate, or (E) the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Portion or in connection with an existing or proposed Base Rate Portion does not accurately reflect the rate available to the Lenders in the London interbank market, or (ii) by reason of any Change in Law any Lender would become subject to restrictions on the amount of a category of liabilities or assets which it may hold and notifies Administrative Agent of same, Administrative Agent will promptly so notify Borrowers and each Lender. Thereafter, (x) the obligation of Lenders to make or maintain Eurodollar Rate Portions shall be suspended, and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until Administrative Agent (upon the instruction of the Required Lenders) revokes such notice or a Replacement Rate and replacement benchmark spread has been established pursuant to Section 3.3(b). Upon receipt of such notice, Borrowers may revoke any pending request for the conversion to or continuation of Eurodollar Rate Portions or, failing that, will be deemed to have converted such request into a request for the conversion to Base Rate Portions in the amount specified therein

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b) If at any time Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) any of the circumstances set forth in clause (a)(i) or clause (a)(ii) have arisen and such circumstances are unlikely to be temporary or (ii) any of the circumstances set forth in (a)(i) or clause (a)(ii) have not arisen but (x) ICE or the Alternative Reference Rates Committee convened by the Board of Governors has announced a commercial loan index as an alternative to the Eurodollar Rate and commercial banks in the United States are using such alternative loan index for new commercial loans, (y) the Eurodollar Rate is no longer being widely used by commercial banks as a loan index in the United States for new commercial loans similar to the Facility, or (z) a Governmental Authority having jurisdiction over Administrative Agent has made a public statement identifying a specific date after which the Eurodollar Rate shall no longer be used for determining interest rates for new commercial loans originating in the United States, then Administrative Agent and Borrowers may, to the extent practicable (as determined by Administrative Agent to be generally in accordance with similar situations in other transactions in which it is serving as administrative agent or otherwise consistent with market practice), establish a replacement interest rate (the “Replacement Rate” provided that, if the Replacement Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement) and a replacement benchmark spread, and Borrowers and Administrative Agent shall enter into an amendment to this Agreement to reflect such Replacement Rate and replacement benchmark spread or such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 12.10, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment.

Section 3.4 Taxes.

(a) Defined Terms. For purposes of this Section, the term “applicable law” includes FATCA.

(b) Payment Free of Taxes. Any and all payments by or on account of any obligation of Borrowers under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by Borrowers shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.4) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(c) Payment of Other Taxes by Borrowers. Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of Administrative Agent timely reimburse it for the payment of, any Other Taxes.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(d) Indemnification by Borrowers. Borrowers shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.4) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower Representative by a Lender (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e) Indemnification by Lenders. Each Lender shall severally indemnify Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrowers have not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.8 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Administrative Agent to such Lender from any other source against any amount due to Administrative Agent under this Section 3.4(e).

(f) Evidence of Payments. As soon as practicable after any payment of Taxes by Borrowers to a Governmental Authority pursuant to this Section 3.4, Borrowers shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent.

(g) Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrowers and Administrative Agent, at the time or times reasonably requested by Borrower Representative or Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower Representative or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower Representative or Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower Representative or Administrative Agent as will enable

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Borrower Representative or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two (2) sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.4(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person,

(A) any Lender that is a U.S. Person shall deliver to Borrower Representative and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower Representative or Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower Representative and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower Representative or Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN (or IRS Form W-8BEN-E, if applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN (or IRS Form W-8BEN-E, if applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed originals of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN (or IRS Form W-8BEN-E, if applicable); or

(4) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN (or IRS Form W-8BEN-E, if applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower Representative and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower Representative or Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower Representative or Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower Representative and Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower Representative or Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower Representative or Administrative Agent as may be necessary for Borrower Representative and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower Representative and Administrative Agent in writing of its legal inability to do so.

(h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.4 (including by the payment of additional amounts pursuant to this Section 3.4), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 3.4 with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 3.4(h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 3.4(h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 3.4(h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 3.4(h) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(i) Survival. Each party’s obligations under this Section 3.4 shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

Section 3.5 Compensation for Losses. Upon demand of any Lender (with a copy to Administrative Agent) from time to time, Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a) any continuation, conversion, payment or prepayment of any Eurodollar Rate Portion on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

(b) any failure by Borrowers (for a reason other than the failure of such Lender to lend a Eurodollar Rate Portion) to prepay, borrow, continue or convert any Eurodollar Rate Portion on the date or in the amount notified by Borrower Representative; or

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(c) any assignment of a Eurodollar Rate Portion on a day other than the last day of the Interest Period therefor as a result of a request by Borrower Representative pursuant to Section 3.6(b);

including any actual loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by Borrowers to the Lenders under this Section 3.5, each Lender shall be deemed to have funded each Eurodollar Rate Portion made by it at the Adjusted Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Portion was in fact so funded.

Section 3.6 Mitigation of Obligations; Replacement of Lenders.

(a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.1, or requires Borrowers to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.4, or gives notice pursuant to Section 3.2, then such Lender shall (at the request of Borrower Representative) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.1 or Section 3.4 or the need for notice pursuant to Section 3.2, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) Replacement of Lenders. If any Lender requests compensation under Section 3.1, or if Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.4 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.6(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then Borrowers may, at its sole expense and effort, upon notice to such Lender and Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.8), all of its interests, rights (other than its existing rights to payments pursuant to Section 3.1 or Section 3.4) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

(i) Borrowers shall have paid to Administrative Agent the assignment fee (if any) specified in Section 12.8;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(ii) such Lender shall have received payment of an amount equal to the Outstanding Amount of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.5) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrowers (in the case of all other amounts);

(iii) in the case of any such assignment resulting from a claim for compensation under Section 3.1 or payments required to be made pursuant to Section 3.4, such assignment will result in a reduction in such compensation or payments thereafter;

(iv) such assignment does not conflict with applicable Laws; and

(v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrowers to require such assignment and delegation cease to apply.

Section 3.7 Survival. All of Borrowers’ obligations under this Article 3 shall survive termination of the Commitments, repayment of all other Obligations hereunder, and resignation of Administrative Agent.

ARTICLE 4

SECURITY

Section 4.1 Collateral. To secure full and complete payment and performance of the Obligations, each Borrower shall, and shall cause the other Obligated Parties to, execute and deliver or cause to be executed and delivered all of the Security Documents required by Administrative Agent covering the Collateral. Each Borrower shall execute and cause to be executed such further documents and instruments, including without limitation, UCC financing statements, as Administrative Agent, in its reasonable discretion, deems necessary or desirable to create, evidence, preserve, and perfect its liens and security interests in the Collateral and maintain the priority thereof as required by the Loan Documents.

Section 4.2 Setoff. If an Event of Default exists, Administrative Agent and each Lender shall have the right to set off against the Obligations under the Loan Documents, at any time and without notice to Borrowers, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Administrative Agent or such Lender to any Borrower whether or not the Obligations under the Loan Documents are then due; provided that in the event that any Defaulting Lender shall exercise any such right of setoff: (a) all amounts so set off shall be paid over immediately to Administrative Agent for further application in accordance with the provisions of Section 12.22 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

trust for the benefit of Administrative Agent and Lenders; and (b) such Defaulting Lender shall provide promptly to Administrative Agent a statement describing in reasonable detail the Obligations under the Loan Documents owing to such Defaulting Lender as to which it exercised such right of setoff. Each amount set off shall be paid to Administrative Agent for application to the Obligations under the Loan Documents in the order set forth in Section 10.3. As further security for the Obligations, each Borrower hereby grants to Administrative Agent and each Lender a security interest in all money, instruments, and other Property of such Borrower now or hereafter held by Administrative Agent or such Lender, including, without limitation, Property held in safekeeping. In addition to Administrative Agent’s and each Lender’s right of setoff and as further security for the Obligations, each Borrower hereby grants to Administrative Agent and each Lender a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of such Borrower now or hereafter on deposit with or held by Administrative Agent or such Lender and all other sums at any time credited by or owing from Administrative Agent or such Lender to such Borrower. The rights and remedies of Administrative Agent and each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Administrative Agent or such Lender may have.

Section 4.3 Authorization to File Financing Statements. Each Borrower and each other Obligated Party that has granted a security interest in connection herewith authorizes Administrative Agent to complete and file, from time to time, financing statements naming such Borrower or such other Obligated Party, as applicable, as debtor.

ARTICLE 5

CONDITIONS PRECEDENT

Section 5.1 Closing Date; The Borrowing . The obligations of Lenders hereunder (including their obligation to make the Loans pursuant to Section 2.1(a)) shall not become effective until the Closing Date, the occurrence of which is subject to the condition precedent that Administrative Agent shall have received all of the following, each dated or dated as of (unless otherwise indicated or otherwise specified by Administrative Agent) the Closing Date, in form and substance satisfactory to Administrative Agent:

(a) Credit Agreement. Counterparts of this Agreement executed by each party hereto;

(b) Resolutions. Resolutions of the Board of Directors (or other governing body) of each Borrower and each other Obligated Party, certified by the Secretary or an Assistant Secretary (or a Responsible Officer or other custodian of records) of such Person which authorize the execution, delivery, and performance by such Person of this Agreement and the other Loan Documents to which such Person is or is to be a party;

(c) Incumbency Certificate. A certificate of incumbency certified by a Responsible Officer of each Obligated Party certifying the names of the individuals or other Persons authorized to sign this Agreement and each of the other Loan Documents to which such Obligated Party is or is to be a party (including the certificates contemplated herein) on behalf of such Person together with specimen signatures of such individual Persons;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(d) Certificate Regarding Consents and Approvals. A certificate of a Responsible Officer of each Obligated Party either (i) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Obligated Party and the validity against such Obligated Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (ii) stating that no such consents, licenses or approvals are so required;

(e) Closing Certificate. A certificate signed by a Responsible Officer of the Borrower Representative certifying that: (i) no Default shall have occurred and be continuing, or would result from or after giving effect to the Borrowing; (ii) no Material Adverse Event shall have occurred and no circumstance shall exist that could be a Material Adverse Event; and (iii) all of the representations and warranties contained in Article 6 and in the other Loan Documents shall be true and correct on and as of the Closing Date (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date);

(f) Constituent Documents. The Constituent Documents and all amendments thereto for each Borrower and each other Obligated Party that is not a natural person, with the formation documents included in the Constituent Documents being certified as of a date acceptable to Administrative Agent by the appropriate government officials of the state of incorporation or organization of such Borrower and each other Obligated Party, and all such Constituent Documents being accompanied by certificates that such copies are complete and correct, given by an authorized representative acceptable to Administrative Agent;

(g) Governmental Certificates. Certificates of the appropriate government officials of the state of incorporation or organization of each Borrower and each other Obligated Party as to the existence and good standing of such Borrower and such other Obligated Party, each dated within thirty (30) days prior to the Closing Date;

(h) Notes. The Notes executed by each Borrower in favor of each Lender requesting Notes (it being hereby acknowledged that Notes have been previously delivered to the Lenders in connection with the Existing Credit Agreement and shall continue in full force and effect in connection with this Agreement);

(i) Security Documents; Consents to Assignment. The Security Agreement executed by each Borrower party thereto and each other Security Document required by the Administrative Agent (it being hereby acknowledged that each of the Pledge Agreement and each Consent to Assignment has been previously delivered to the Administrative Agent in connection with the Existing Credit Agreement and shall continue in full force and effect in connection with this Agreement);

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(j) Financing Statements. Satisfactory evidence that UCC financing statements reflecting each Borrower and the other Obligated Parties, as debtors, and Administrative Agent, as secured party, which are required to grant a Lien which secures the Obligations and covering such Collateral as Administrative Agent may request are on file against each Borrower and each other Obligated Party in the appropriate filing offices;

(k) Lien Searches. The results of UCC, tax lien and judgment lien searches showing all financing statements and other documents or instruments on file against each Borrower and each other Obligated Party in the appropriate filing offices, such search to be as of a date no more than thirty (30) days prior to the Closing Date, and reflecting no Liens against any of the intended Collateral other than Liens in favor of the Administrative Agent under the Existing Credit Agreement;

(l) Opinions of Counsel. A favorable opinion of legal counsel to Borrowers and Parent as to such matters as Administrative Agent may reasonably request;

(m) Due Diligence. Receipt of all due diligence materials reasonably requested by Administrative Agent, in each case satisfactory to Administrative Agent;

(n) Attorneys’ Fees and Expenses. Evidence that the costs and expenses (including reasonable attorneys’ fees) referred to in Section 12.1, to the extent invoiced, shall have been paid in full by Borrowers;

(o) Closing Fees. Evidence that (i) all fees required to be paid to Administrative Agent or Arranger on or before the Closing Date have been paid, and (ii) all fees required to be paid to Lenders on or before the Closing Date have been paid; and

(p) Closing Date Principal Payment. Evidence that Borrowers have paid the Closing Date Principal Payment.

(q) Additional Documentation. Such additional approvals, opinions, or documents as Administrative Agent or its legal counsel may reasonably request.

For purposes of determining compliance with the conditions set forth in this Section 5.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or be satisfied with, each document or other matter required thereunder to be consented to or approved by or be acceptable or satisfactory to a Lender unless Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES

To induce Administrative Agent and Lenders to enter into this Agreement, and to make the Borrowing hereunder, each Borrower represents and warrants to Administrative Agent and Lenders that:

Section 6.1 Entity Existence. Each Borrower and its Subsidiaries (a) is duly incorporated or organized, as the case may be, validly existing, and in good standing under the Laws of the jurisdiction of its incorporation or organization; (b) has all requisite power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify could result in a Material Adverse Event. Each Borrower and the other Obligated Parties has the power and authority to execute, deliver, and perform its obligations under this Agreement and the other Loan Documents to which it is or may become a party.

Section 6.2 Financial Statements; Etc. The financial statements of Borrower Representative delivered to Administrative Agent are true and correct in all material respects, have been prepared in accordance with GAAP, and fairly and accurately present, on a consolidated basis, the financial condition of Borrower Representative and its Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. Neither Borrower Representative nor any of its Subsidiaries has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, unrealized or anticipated losses from any unfavorable commitments except as referred to or reflected in such financial statements. No Material Adverse Event has occurred since the effective date of the financial statements referred to in this Section 6.2. All projections delivered by Borrower Representative to Administrative Agent and Lenders have been prepared in good faith, with care and diligence and using assumptions that are reasonable under the circumstances at the time such projections were prepared and delivered to Administrative Agent and Lenders and all such assumptions are disclosed in the projections. Other than Debt permitted by Section 8.1, Borrower Representative and each Subsidiary have no Debt.

Section 6.3 Action; No Breach. The execution, delivery, and performance by each of Borrower and each other Obligated Party of this Agreement and the other Loan Documents to which such Person is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite action on the part of such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the Constituent Documents of such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any agreement or instrument to which such Person is a party or by which it or any of its Properties is bound or subject which could result in a Material Adverse Event, or (b) constitute a default under any such agreement or instrument which could result in a Material Adverse Event, or result in the creation or imposition of any Lien upon any of the revenues or assets of such Person.

Section 6.4 Operation of Business. Each Borrower and its Subsidiaries possesses all licenses, permits, consents, authorizations, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, necessary to conduct its respective businesses substantially as now conducted and as presently proposed to be conducted, and no Borrower nor any of its Subsidiaries is in violation of any valid rights of others with respect to any of the foregoing which could result in a Material Adverse Event.

Section 6.5 Litigation and Judgments. Except as specifically disclosed in Schedule 6.5 as of the date hereof, there is no action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending, or to the knowledge of any Borrower, threatened against or affecting any Borrower, any of its Subsidiaries, or any other Obligated Party that could, if adversely determined, result in a Material Adverse Event. There are no outstanding judgments against any Borrower, any of its Subsidiaries, or any other Obligated Party.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 6.6 Rights in Properties; Liens.

(a) Each Borrower and its Subsidiaries has good and indefeasible title to or valid leasehold interests in its respective Properties, including the Properties reflected in the financial statements described in Section 6.2, and none of the Properties of any Borrower or any of its Subsidiaries is subject to any Lien, except Permitted Liens.

(b) No Obligated Party owns or leases any real Property.

Section 6.7 Enforceability. This Agreement constitutes, and the other Loan Documents to which any Borrower or any other Obligated Party is a party, when delivered, shall constitute legal, valid, and binding obligations of such Person, enforceable against such Person in accordance with their respective terms, except as limited by Debtor Relief Laws.

Section 6.8 Approvals. No authorization, approval, or consent of, and no filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by any Borrower or any other Obligated Party of this Agreement and the other Loan Documents to which such Person is or may become a party or the validity or enforceability thereof.

Section 6.9 Taxes. Each Borrower and its Subsidiaries has filed all tax returns (federal, state, and local) required to be filed, including all income, franchise, employment, Property, and sales tax returns, and has paid all of their respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable, other than taxes the payment of which is being contested in good faith and by appropriate proceedings and reserves for the payment of which are being maintained in accordance with GAAP. No Borrower knows of any pending investigation of any Borrower or any of its Subsidiaries by any taxing authority or of any pending but unassessed tax liability of any Borrower or any of its Subsidiaries. No Borrower nor any Subsidiary thereof is party to any tax sharing agreement.

Section 6.10 Use of Proceeds; Margin Securities. The proceeds of the Borrowing shall be used by Borrowers solely to refinance the Indebtedness outstanding under the Existing Credit Agreement as provided in Section 2.1(b)(i). No Borrower or any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock. No part of the proceeds of any Loan will be used by any Borrowers directly, or to the knowledge of any Borrowers, indirectly, to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Country or a Sanctioned Person, or in any other manner that will result in any violation of any Anti-Terrorism Laws, Anti-Corruption Laws or any Sanctions.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 6.11 ERISA. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the knowledge of Borrowers, nothing has occurred which would prevent, or cause the loss of, such qualification. No application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan. There are no pending or, to the knowledge of Borrowers, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan. There has been no Prohibited Transaction or violation of the fiduciary responsibility rules with respect to any Plan. No ERISA Event has occurred or is reasonably expected to occur. No Plan has any Unfunded Pension Liability. No Obligated Party or ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA). No Obligated Party or ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan. No Obligated Party or ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

Section 6.12 Disclosure. No statement, information, report, representation, or warranty made in writing by any Borrower or any other Obligated Party in this Agreement or in any other Loan Document or otherwise furnished in writing to Administrative Agent or any Lender in connection with this Agreement or any of the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to any Borrower which is a Material Adverse Event, or which might in the future be a Material Adverse Event that has not been disclosed in writing to Administrative Agent and each Lender.

Section 6.13 Subsidiaries. As of the Closing Date, no Borrower has any Subsidiaries other than those listed on Schedule 6.13 and Schedule 6.13 sets forth the jurisdiction of incorporation or organization of each such Subsidiary existing as of the Closing Date and the percentage of the applicable Borrower’s ownership interest in such Subsidiary. Each Subsidiary formed after the Closing Date is in compliance with Section 7.13. All of the outstanding capital stock or other equity interests of each Subsidiary has been validly issued, is fully paid, and is nonassessable. There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments of any nature relating to any equity interests of any Borrower or any Subsidiary.

Section 6.14 Agreements. No Borrower or any of its Subsidiaries is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate or other organizational restriction, in each case which could result in a Material Adverse Event. No Borrower or any of its Subsidiaries is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party which could result in a Material Adverse Event.

Section 6.15 Compliance with Laws. No Borrower or any of its Subsidiaries is in violation in any material respect of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 6.16 Regulated Entities. No Borrower or any of its Subsidiaries is (a) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940 or (b) subject to regulation under any other federal or state statute, rule or regulation limiting its ability to incur Debt, pledge its assets or perform its obligations under the Loan Documents. No Borrower or any of its Subsidiaries is an EEA Financial Institution.

Section 6.17 Environmental Matters.

(a) Each Borrower and its Subsidiaries, and all of its respective Properties, assets, and operations are in compliance with all Environmental Laws. No Borrower is aware of, nor has any Borrower received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the compliance or continued compliance of such Borrower and its Subsidiaries with all Environmental Laws;

(b) Each Borrower and its Subsidiaries has obtained all permits, licenses, and authorizations that are required under applicable Environmental Laws, and all such permits are in good standing and such Borrower and its Subsidiaries are in compliance with all of the terms and conditions of such permits;

(c) To the knowledge of Borrowers, no Hazardous Materials exist on, about, or within or have been used, generated, stored, transported, disposed of on, or Released from any of the Properties or assets of any Borrower or any of its Subsidiaries. The use which each Borrower and its Subsidiaries make and intend to make of their respective Properties and assets will not result in the use, generation, storage, transportation, accumulation, disposal, or Release of any Hazardous Material on, in, or from any of their Properties or assets;

(d) No Borrower or any of its Subsidiaries or any of their respective currently or previously owned or leased Properties or operations is subject to any outstanding or threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or docketed administrative proceeding with respect to (i) failure to comply with Environmental Laws, (ii) Remedial Action, or (iii) any Environmental Liabilities arising from a Release or threatened Release;

(e) To the knowledge of Borrowers, there are no conditions or circumstances associated with the currently or previously owned or leased Properties or operations of any Borrower or any of its Subsidiaries that could reasonably be expected to give rise to any Environmental Liabilities;

(f) No Borrower or any of its Subsidiaries is a treatment, storage, or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., regulations thereunder or any comparable provision of state law. Each Borrower and its Subsidiaries are in compliance with all applicable financial responsibility requirements of all Environmental Laws;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(g) No Borrower or any of its Subsidiaries has filed or failed to file any notice required under applicable Environmental Law reporting a Release; and

(h) No Lien arising under any Environmental Law has attached to any property or revenues of any Borrower or any of its Subsidiaries.

Section 6.18 Intellectual Property. All material Intellectual Property owned or used by each Borrower and its Subsidiaries is listed, together with application or registration numbers, where applicable, in Schedule 6.18. Each Person identified on Schedule 6.18 owns, or is licensed to use, all Intellectual Property necessary to conduct its business as currently conducted except for such Intellectual Property the failure of which to own or license could not be a Material Adverse Event. Each Person identified on Schedule 6.18 will maintain the patenting and registration of all Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or other appropriate Governmental Authority, and each Person identified on Schedule 6.18 will promptly, but in any event within ten (10) Business Days following its acquisition thereof, patent or register, as the case may be, all new Intellectual Property and notify Administrative Agent in writing five (5) Business Days prior to filing any such new patent or registration.

Section 6.19 Anti-Corruption Laws; Sanctions; Etc. Each Obligated Party and each Subsidiary of each Obligated Party is and will remain in compliance in all material respects with all Anti-Corruption Laws and applicable Sanctions. No Obligated Party and no Subsidiary of an Obligated Party is a Sanctioned Person.

Section 6.20 Patriot Act. The Obligated Parties and each of their Subsidiaries are in compliance, in all material respects, with (a) the Trading with the Enemy Act, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B Chapter V, as amended), and any other enabling legislation or executive order relating thereto, (b) the Patriot Act, and (c) all other federal or state Laws relating to “know your customer” (collectively, the “Anti-Terrorism Laws”).

Section 6.21 Insurance. The properties of each Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of such Borrower, in such amounts with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Borrower or the applicable Subsidiary operates.

Section 6.22 Solvency. Each Borrower and each Obligated Party is Solvent and have not entered into any transaction with the intent to hinder, delay or defraud a creditor.

Section 6.23 Security Documents. The provisions of the Security Documents are effective to create in favor of Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable Lien (subject to Permitted Liens) on all right, title and interest of the respective Obligated Parties party thereto in the Collateral. Except for filings completed prior to the Closing Date and as contemplated hereby and by the Security Documents, no filing or other action will be necessary to perfect such Liens in Collateral.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 6.24 Businesses. Each Borrower is presently engaged directly or through its Subsidiaries in the business of financing residential Solar Panel Systems by means of Host Customer Agreements and other activities reasonably related or ancillary thereto.

Section 6.25 Labor Matters. There are no labor controversies pending, or to the knowledge of Borrowers, threatened against any Borrower or any of its Subsidiaries which could result in a Material Adverse Event.

Section 6.26 Common Enterprise. Each Borrower is engaged in the businesses set forth in Section 6.24 as of the Closing Date. These operations require financing on a basis such that the credit supplied can be made available from time to time to each Borrower and various of its Subsidiaries, as required for the continued successful operation of the Borrowers and their Subsidiaries as a whole. Each Borrower has requested the Lenders to make credit available hereunder for the purposes set forth in Section 6.10. Each Borrower and each of its Subsidiaries expects to derive benefit (and the Board of Directors (or other similar governing body) of such Borrower and each of its Subsidiaries has determined that such Borrower and such Subsidiary, as applicable, may reasonably be expected to derive benefit), directly or indirectly, from a portion of the credit extended by the Lenders hereunder, both in its separate capacity and as a member of the group of companies, since the successful operation and condition of each Borrower and each of its Subsidiaries is dependent on the continued successful performance of the functions of the group as a whole.

Section 6.27 Inventory. All inventory of each Borrower and its Subsidiaries has been and will be produced in compliance with all applicable Laws, including, without limitation, the minimum wage and overtime provisions of the Fair Labor Standards Act (29 U.S.C. §§ 201-219).

ARTICLE 7

AFFIRMATIVE COVENANTS

Each Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder:

Section 7.1 Reporting Requirements. Borrower Representative will furnish to Administrative Agent (with copies for each Lender):

(a) Annual Financial Statements. As soon as available, and in any event within one hundred twenty (120) days after the last day of each fiscal year of Borrower Representative, a copy of the annual audit report of Borrower Representative and its Subsidiaries for such fiscal year containing, on a consolidated basis, balance sheets and statements of income, retained earnings, and cash flow as of the end of such fiscal year and for the twelve (12)-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by an independent certified public accountant of recognized standing acceptable to Administrative Agent, to the effect that such report has been prepared in accordance with GAAP and containing no material qualifications or limitations on scope;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b) Quarterly Financial Statements. As soon as available, and in any event within sixty (60) days after the last day of each fiscal quarter of each fiscal year of Borrower Representative, a copy of an unaudited financial report of Borrower Representative and its Subsidiaries as of the end of such fiscal quarter and for the portion of the fiscal year then ended, containing, on a consolidated and consolidating basis, balance sheets and statements of income, retained earnings, and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by a Responsible Officer of Borrower Representative to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of Borrower Representative and its Subsidiaries, on a consolidated and consolidating basis, as of the dates and for the periods indicated therein;

(c) NPV Report. As soon as available, and in any event within thirty (30) days after the last day of each calendar month, an NPV Report;

(d) Compliance Certificate. Concurrently with the delivery of each of the financial statements referred to in Section 7.1(a) and Section 7.1(b), a Compliance Certificate (i) stating that to the best knowledge of the Responsible Officer of Borrower Representative executing same, no Default has occurred and is continuing, or if a Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, (ii) showing in reasonable detail the calculations demonstrating compliance with the covenants set forth in Article 9 and (iii) containing such other certifications set forth therein. For any financial statements delivered electronically by a Responsible Officer in satisfaction of the reporting requirements set forth in clause (a) or (b) preceding that are not accompanied by the required Compliance Certificate, that Responsible Officer shall nevertheless be deemed to have certified the factual matters described in this clause (d) with respect to such financial statements; however, such deemed certificate shall not excuse or be construed as a waiver of Borrower Representative’s obligation to deliver the required Compliance Certificate;

(e) Projections. As soon as available, but in any event not later than ninety (90) days after the beginning of each fiscal year of Borrower Representative, forecasts prepared by management of Borrower Representative, in form and substance satisfactory to Administrative Agent, of consolidated balance sheets and statements of income or operations and cash flows of Borrower Representative and its Subsidiaries on a quarterly basis for such fiscal year (including the fiscal year in which the Maturity Date occurs);

(f) Budget. As soon as available, but in any event not later than ninety (90) days after the beginning of each fiscal year of Borrower Representative, an internally prepared operating budget for such fiscal year, in form and substance satisfactory to the Administrative Agent;

(g) Tax Return. As soon as available, but in any event within thirty (30) days after the same has been filed, a copy of Borrower Representative’s annual federal income tax return for the preceding calendar year (or any requests for extension of time to file such tax return);

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(h) Host Customer Agreement Receivables Aging and Status Report. As soon as available, and in any event within 30 days after the end of each calendar month, a Host Customer Agreement receivables aging report, classifying each Borrower’s Host Customer Agreement receivables in categories of 0-30, 31-60, 61-90 and over 90 days from date of invoice, and in such form and detail as Administrative Agent shall reasonably require, and upon request of Administrative Agent a Host Customer Agreement status report containing such other information and in such detail as Administrative Agent shall reasonably require, and in each case certified by the chief financial officer of Borrower Representative;

(i) Management Letters. Promptly upon receipt thereof, a copy of any management letter or written report submitted to any Borrower or any of its Subsidiaries by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects, or Properties of any Borrower or any of its Subsidiaries;

(j) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting any Borrower or any of its Subsidiaries which, if determined adversely to such Borrower or such Subsidiary, could be a Material Adverse Event;

(k) Notice of Default. As soon as possible and in any event within five days after Borrower has knowledge, or in the exercise of reasonably due diligence should have had knowledge, of the occurrence of any Default, a written notice setting forth the details of such Default and the action that Borrowers have taken and proposes to take with respect thereto;

(l) ERISA Reports. Promptly after the filing or receipt thereof, copies of all reports, including annual reports, and notices which any Borrower or ERISA Affiliate files with or receives from the PBGC, the IRS, or the U.S. Department of Labor under ERISA with respect to any Plan; as soon as possible and in any event within five days after any Borrower or any ERISA Affiliate knows or has reason to know that any ERISA Event or Prohibited Transaction has occurred with respect to any Plan, a certificate of the chief financial officer of Borrower Representative setting forth the details as to such ERISA Event or Prohibited Transaction and the action that such Borrower proposes to take with respect thereto; annually, copies of the notice described in Section 101(f) of ERISA that any Borrower or ERISA Affiliate receives with respect to a Plan or Multiemployer Plan;

(m) Reports to Other Creditors. Promptly after the furnishing thereof, copies of any statement or report furnished to any other party pursuant to the terms of any indenture, loan, or credit or similar agreement and not otherwise required to be furnished to Administrative Agent pursuant to any other clause of this Section 7.1;

(n) Notice of Material Adverse Event. As soon as possible and in any event within five (5) days after the occurrence thereof, written notice of any event or circumstance that could result in a Material Adverse Event;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(o) Expense Report. Concurrently with the delivery of each of the financial statements referred to in Section 7.1(b), Borrower Representative shall deliver to Administrative Agent a written report (which may be included with the Compliance Certificate delivered with such financial statements in accordance with Section 7.1(d)) showing expenses paid from funds in the Depository Account in the fiscal quarter most recently ended, in each case, in form and substance satisfactory to Administrative Agent and certified by a financial officer of Borrower Representative;

(p) Proxy Statements Etc. As soon as available, one (1) copy of each special report, registration statement, or prospectus filed by Parent or any of its Subsidiaries with any national securities exchange or the SEC;

(q) SEC Investigations. Promptly after receipt thereof by Parent or any of its Subsidiaries, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation by such agency regarding financial or other operational results of Parent or any of its Subsidiaries;

(r) General Information. Promptly, such other information concerning any Borrower, any of its Subsidiaries, or any other Obligated Party as Administrative Agent, or any Lender through Administrative Agent, may from time to time reasonably request; and

(s) Qualified Parent Credit Facility.

(i) At least five (5) Business Days prior to the closing of any Qualified Parent Credit Facility, substantially final drafts of all material agreements to be executed in connection with such Qualified Parent Credit Facility;

(ii) On the closing date of any Qualified Parent Credit Facility; a certificate of a Responsible Officer of Parent, dated as of such closing date, certifying that (x) all material agreements executed in connection with such Qualified Parent Credit Facility have been delivered to Administrative Agent and that all such agreements are accurate and complete and no material right or obligation of any party thereto has been modified, amended or waived since the date of delivery thereof except as has been disclosed to Administrative Agent in writing, and (y) such Qualified Parent Credit Facility meets the criteria set forth in the definition of “Qualified Parent Credit Facility”; and

(iii) Promptly, but in any event not later than five (5) days after the occurrence thereof, written notice of any event of default that has occurred and is continuing under a Qualified Parent Credit Facility.

Notwithstanding the foregoing, all documents required to be delivered pursuant to Section 7.1(p) or Section 7.1(q) shall be deemed to have been delivered on the date on the date (x) on which Parent provides a link thereto on Parent’s website or (y) on which such documents are posted on Parent’s behalf on an Internet or intranet, if any, to which each Lender and Administrative Agent have access (whether a commercial, third-party website or whether sponsored by Administrative Agent).

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

All representations and warranties set forth in the Loan Documents with respect to any financial information concerning any Obligated Party shall apply to all financial information delivered to Administrative Agent by Borrower Representative, such Obligated Party, or any Person purporting to be a Responsible Officer of Borrower Representative or such Obligated Party or other representative of such Borrower or such Obligated Party regardless of the method of such transmission to Administrative Agent or whether or not signed by such Borrower, such Obligated Party, or such Responsible Officer or other representative, as applicable.

Section 7.2 Maintenance of Existence; Conduct of Business. Each Borrower shall, and shall cause each of its Subsidiaries to, preserve and maintain its existence and all of its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary or desirable in the ordinary conduct of its business, except to the extent a failure to so preserve and maintain could not result in a Material Adverse Event. Each Borrower shall, and shall cause each of its Subsidiaries to, conduct its business in an orderly and efficient manner in accordance with good business practices.

Section 7.3 Maintenance of Properties. Each Borrower shall, and shall cause each of its Subsidiaries to, maintain, keep, and preserve all of its Properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition.

Section 7.4 Taxes and Claims. Each Borrower shall, and shall cause each of its Subsidiaries to, pay or discharge at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its Property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its Property; provided, however, that no Borrower or any of its Subsidiaries shall be required to pay or discharge any tax, levy, assessment, or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves in accordance with GAAP have been established.

Section 7.5 Insurance.

(a) Each Borrower shall, and shall cause each of its Subsidiaries to, maintain insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is usually carried by entities engaged in similar businesses and owning similar Properties in the same general areas in which such Borrower and its Subsidiaries operate, provided that in any event each Borrower will maintain and cause each of its Subsidiaries to maintain property insurance and comprehensive general liability insurance reasonably satisfactory to Administrative Agent. Each insurance policy covering Collateral shall name Administrative Agent as loss payee and each insurance policy covering liabilities shall name Administrative Agent as additional insured, and each such insurance policy shall provide that such policy will not be cancelled or reduced without 30 days prior written notice to Administrative Agent.

(b) All proceeds of insurance which are Extraordinary Receipts shall be subject to Section 2.6(d)(iv).

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(c) Upon notice to the Administrative Agent, Borrowers may apply the net proceeds of a casualty or condemnation (each a “Loss”) to the repair, restoration, or replacement of the assets suffering such Loss, so long as (i) such repair, restoration, or replacement is completed within ninety (90) days after the date of such Loss (or such longer period of time agreed to in writing by the Administrative Agent in its sole discretion), and (ii) such Loss did not cause an Event of Default. Borrower shall promptly provide Administrative Agent with such documentation and information as may be reasonably requested by Administrative Agent from time to time relating any assets suffering a Loss and the repair, restoration, or replacement thereof.

(d) If at any time any Building or Manufactured (Mobile) Home (as defined in applicable Flood Insurance Regulations) included in the Collateral is or has become located in an area designated as a “flood hazard area” under applicable Flood Insurance Regulations, each Borrower shall, and shall cause each of its Subsidiaries to, (i) provide Administrative Agent with a description of such Building or Manufactured (Mobile) Home, including the address and legal description thereof and such other information as may be requested by Administrative Agent to obtain a flood determination or otherwise satisfy its obligations under applicable Flood Insurance Regulations, (ii) obtain flood insurance in such amounts as required by applicable Flood Insurance Regulations and (iii) provide evidence in form and substance satisfactory to Administrative Agent of such flood insurance to Administrative Agent.

Section 7.6 Inspection Rights. At any reasonable time and from time to time upon at least three Business Days’ written notice unless an Event of Default has occurred and is continuing in which event no prior notice shall be required, each Borrower shall, and shall cause each of its Subsidiaries to, permit representatives of Administrative Agent or any Lender (a) to examine, inspect, review, evaluate and make physical verifications and appraisals of the inventory and other Collateral in any manner and through any medium that Administrative Agent or such Lender considers advisable, (b) to examine, copy, and make extracts from its books and records, (c) to visit and inspect its Properties, and (d) to discuss its business, operations, and financial condition with its officers, employees, and independent certified public accountants, in each instance, at Borrowers’ expense provided that unless an Event of Default has occurred and is continuing Borrowers shall only be responsible for such costs and expenses to the extent reasonable and not more than one time per fiscal year. Nothing set forth herein in this Section 7.6 shall give Administrative Agent or any Lender the independent right to inspect any Collateral or Property located on the premises of a Host Customer.

Section 7.7 Keeping Books and Records. Each Borrower shall, and shall cause each of its Subsidiaries to, maintain proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

Section 7.8 Compliance with Laws. Each Borrower shall, and shall cause each of its Subsidiaries to, comply in all material respects with all applicable Laws (including, without limitation, all Anti-Terrorism Laws, Anti-Corruption Laws and applicable Sanctions) and decrees of any Governmental Authority or arbitrator.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 7.9 Compliance with Agreements. Each Borrower shall, and shall cause each of its Subsidiaries to, comply in all material respects with all agreements, contracts, and instruments binding on it or affecting its Properties or business, except to the extent a failure to so comply could not result in a Material Adverse Event.

Section 7.10 Further Assurances. Each Borrower shall, and shall cause each of its Subsidiaries and each other Obligated Party to, execute and deliver such further agreements and instruments and take such further action as may be reasonably requested by Administrative Agent or any Lender to carry out the provisions and purposes of this Agreement and the other Loan Documents and to create, preserve, and perfect the Liens of Administrative Agent in the Collateral.

Section 7.11 ERISA. Each Borrower shall, and shall cause each of its Subsidiaries to, comply with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give rise to any liability thereunder.

Section 7.12 Depository Relationship. Subject also to Section 7.17, each Borrower shall, and shall cause each of its Subsidiaries to, use Texas Capital Bank as its principal depository bank and such Borrower shall, and shall cause each of its Subsidiaries to, maintain Texas Capital Bank as its principal depository bank, including for the maintenance of business, cash management, operating and administrative deposit accounts.

Section 7.13 Subsidiaries. Each Borrower shall notify Administrative Agent at the time that any Person becomes a Subsidiary, and promptly thereafter (and any event within ten (10) days), (i) execute and deliver to Administrative Agent all Security Documents, stock certificates, stock powers and other agreements and instruments as may be requested by Administrative Agent to ensure that Administrative Agent has a perfected security interest in all ownership interests held by any Borrower in such Subsidiary, and (ii) cause such Person to (a) become a Guarantor by executing and delivering to Administrative Agent a Guaranty Agreement, (b) execute and deliver all Security Documents requested by Administrative Agent pledging to Administrative Agent for the benefit of the Secured Parties all of its Property (subject to such exceptions as Administrative Agent may permit) and take all actions required by Administrative Agent to grant to Administrative Agent for the benefit of Secured Parties a perfected first priority security interest in such property, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be reasonably requested by Administrative Agent, and (c) deliver to Administrative Agent such other documents and instruments as Administrative Agent may reasonably require, including appropriate favorable opinions of counsel to such Person in form, content and scope reasonably satisfactory to Administrative Agent.

Section 7.14 Interest Rate Protection. Borrowers shall maintain, at all times, Hedge Agreements to the extent necessary to provide that at least 50% of the Outstanding Amount of the Loans then outstanding are subject to either a fixed interest rate or interest rate protection for a period of not less than three years, which Hedge Agreements shall be with a counterparty reasonably satisfactory to Administrative Agent and have terms and conditions reasonably satisfactory to Administrative Agent.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 7.15 Reserved.

Section 7.16 Separateness. Each Borrower will (i) own no assets, and not engage in any business, other than the assets and transactions specifically contemplated or permitted by the Loan Documents, (ii) not incur any indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent, other than as contemplated or permitted hereby, (iii) not make any loans or advances to any third party, and shall not acquire obligations or securities of any Affiliate in each case except as permitted by the Loan Documents, (iv) pay its debts and liabilities (including, as applicable shared personnel and overhead expenses) only from its own assets, (v) do all things necessary under applicable law and its Constituent Documents to observe organizational formalities and to preserve its existence, and will not amend, modify or otherwise change its Constituent Document, or suffer the same to be amended, modified or otherwise changed in each case, in a manner that would be materially adverse to the Administrative Agent and the Lenders in the reasonable discretion of the Administrative Agent, without the prior written consent of the Administrative Agent, (vi) maintain all of its books, records, financial statements (other than as required by GAAP) and bank accounts separate from those of any Affiliate, (vii) be, and at all times will hold itself out to the public and to its Host Customers as, a legal entity separate and distinct from any other entity, including its members, correct any known misunderstanding regarding its status as a separate entity, conduct business in its own name, not identify itself as a division or part of its members and maintain and utilize separate invoices and checks, (viii) maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations, (ix) not engage in or suffer any dissolution, winding-up, liquidation, consolidation or merger in whole or in part except as permitted by the Loan Documents, (x) not commingle its funds or other assets with those of any Affiliate or any other Person, (xi) maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or any other Person, (xii) not and will not hold itself out to be responsible for the debts or obligations of any other Person, and (xiii) be formed and organized solely for the purpose of holding, directly or indirectly, the Collateral and not hold or own any assets other than the Collateral and assets related thereto; provided, however, that notwithstanding the foregoing, the property of the Borrowers may be covered by the insurance policies of Borrower Representative (or an Affiliate), so long as loss payable endorsements benefitting the applicable Borrowers are provided.

Section 7.17 Lockbox.

(a) Each Borrower shall maintain under such written agreements as Administrative Agent requires, as security for the Loans, a lockbox (“Lockbox”) and depository account in the name of Borrowers (“Depository Account”). All Collections will be deposited directly into the Depository Account, and Borrowers shall (or the Administrative Agent which is hereby authorized to do so shall) transfer to the Depository Account any funds which are Collections but which have been deposited into any other depository account of Borrowers at Administrative Agent.

(b) Each Borrower agrees that on each Principal Payment Date and, at the Borrowers’ option to the extent necessary with respect to payments to be made pursuant to priorities First through Twelfth below, on any other Business Day, in each case, occurring prior to an Event of Default it shall apply all funds in the Depository Account which are Collections to the Borrowers’ obligations then due and owing in the following order of priority:

First, to Taxes;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Second, to fees and expenses of the Administrative Agent and Lenders paid or payable by Borrowers under this Agreement;

Third, to O&M Expenses permitted under Section 8.20;

Fourth, to fees and expenses paid or payable by Borrowers to the servicer under the Master Service Agreement or under any agreement with the Backup Servicing Provider;

Fifth, to Cash Interest Expense;

Sixth, to costs and expenses arising under Hedge Agreements permitted hereunder to which Borrower Representative or any Subsidiary is a party (other than fees, expenses and liquidation and termination payments);

Seventh, to all regularly scheduled principal payments on the Loans pursuant to Section 2.5(b);

Eighth, to fees, expenses and liquidation and termination payments arising under Hedge Agreements permitted hereunder to which Borrower Representative or any Subsidiary is a party;

Ninth, to any payments (including any reimbursement obligations) in respect of Performance Guaranty Obligations permitted under Section 8.21;

Tenth, to any payments in respect of Capitalized Lease Obligations;

Eleventh, to the reimbursement of any expenses incurred by the servicer in connection with services rendered under the Master Service Agreement, including in connection with any litigation, arbitration or enforcement proceedings, audit related costs and expenses, and other costs and expenses which have been approved by Administrative Agent in its reasonable discretion, in an aggregate amount not to exceed $150,000 per fiscal year;

Twelfth, to any prepayment of the Loans in accordance with Section 2.6(c);

Thirteenth, to maintain as cash reserves in the Depository Account in an amount not to exceed $500,000; and

Last, the remaining cash balance (“Excess Cash”) to the mandatory prepayment of the Loans in accordance with Section 2.6(d)(viii).

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(c) Each Borrower agrees that upon an Event of Default, the Administrative Agent will have all right, title and interest in and to all items and funds from time to time in the Depository Account. Checks received into the Depository Account will not be considered good funds until Administrative Agent has effected final settlement with respect thereto. After an Event of Default has occurred, Administrative Agent is authorized to pay current unpaid O&M Expense and Performance Guaranty Obligations and then to apply any and all funds in the Depository Account at any time, and from time to time, to the Obligations (to the extent then due and payable) as provided for in Section 10.3. Upon written notice to Borrower Representative from Administrative Agent, each Borrower shall advise all of its Host Customers and other account debtors and tenants of all Host Customer Agreements to direct their payments to the Lockbox, at the address established by the Lockbox arrangements. All payments received into the Lockbox will be deposited into the Depository Account for disposition as set forth above in Section 7.17(b) or Section 10.3, as applicable.

Section 7.18 Backup Servicing Provider. Borrowers shall retain or cause to be retained at all times a Backup Servicing Provider reasonably acceptable to Administrative Agent; provided, however, in the event a Backup Servicing Provider resigns or otherwise must be replaced, Borrowers may operate for no more than sixty (60) days without a Backup Servicing Provider. Administrative Agent agrees that, as of the Closing Date, GreatAmerica Portfolio Services Group LLC is an acceptable Backup Servicing Provider.

Section 7.19 Permits. Borrowers shall maintain all Applicable Permits.

ARTICLE 8

NEGATIVE COVENANTS

Each Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder:

Section 8.1 Debt. No Borrower shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, incur, create, assume, or permit to exist any Debt, except:

(a) The Obligations under the Loan Documents and Obligations existing or arising under Bank Product Agreements other than Hedge Agreements;

(b) Purchase money Debt and Capitalized Lease Obligations not to exceed $50,000 in the aggregate at any time outstanding; and

(c) Hedge Obligations existing or arising under Hedge Agreements permitted by Section 8.17.

Section 8.2 Limitation on Liens. No Borrower shall, nor shall it permit any of its Subsidiaries to, incur, create, assume, or permit to exist any Lien upon any of its Property, assets, or revenues, whether now owned or hereafter acquired, except:

(a) Existing Liens disclosed on Schedule 8.2;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b) Liens in favor of the Secured Parties or Administrative Agent for the benefit of Secured Parties (including with respect to the Haleakala Assets such Liens in favor of Sunnova LV3-HI which have been assigned to Administrative Agent for the benefit of Secured Parties);

(c) Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of any Borrower or its Subsidiaries to use such assets in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

(d) Liens for taxes, assessments, or other governmental charges which are not delinquent or which are being contested in good faith and for which adequate reserves in accordance with GAAP have been established;

(e) Liens of mechanics, materialmen, warehousemen, carriers, or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business;

(f) Liens resulting from good faith deposits to secure payments of workmen’s compensation or other social security programs (other than Liens imposed by ERISA) or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, contracts (other than for payment of Debt), or leases made in the ordinary course of business; and

(g) Purchase money Liens on specific property to secure Debt used to acquire such Property and Liens securing Capitalized Lease Obligations with respect to specific leased property, in each case to the extent permitted in Section 8.1(b).

Section 8.3 Mergers, Etc. No Borrower shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, become a party to a merger or consolidation, or purchase or otherwise acquire all or any part of the assets of any Person or any shares or other evidence of beneficial ownership of any Person, or wind-up, dissolve, or liquidate, except that (a) Borrowers may purchase from any Person Host Customer Agreements and related Solar Panel Systems in the ordinary course of business, (b) any Subsidiary may merge or consolidate with any Borrower so long as a Borrower is the surviving entity, and (c) Borrower Representative may consummate the acquisition by contribution permitted under Section 8.5(g).

Section 8.4 Restricted Payments. No Borrower shall, directly or indirectly, declare or pay any dividends or make any other payment or distribution (in cash, Property, or obligations) on account of its equity interests, or redeem, purchase, retire, call, or otherwise acquire any of its equity interests, or permit any of its Subsidiaries to purchase or otherwise acquire any equity interest of any Borrower or another Subsidiary of such Borrower, or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its equity interests or for any redemption, purchase, retirement, or other acquisition of any of its equity interests, or incur any obligation (contingent or otherwise) to do any of the foregoing. For clarity and avoidance of doubt, neither the payment of O&M Expenses, nor the reimbursement to Parent for any Performance Guaranty Obligations paid by Parent, nor the making of payments or distributions from one Borrower to another Borrower shall be prohibited by this Section 8.4.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 8.5 Loans and Investments. No Borrower shall make, nor shall it permit any of its Subsidiaries to, directly or indirectly, make, hold or maintain, any advance, loan, extension of credit, or capital contribution to or investment in, or purchase any stock, bonds, notes, debentures, or other securities of, any Person, except:

(a) Existing investments described on Schedule 8.5;

(b) Readily marketable direct obligations of the United States of America or any agency thereof with maturities of one (1) year or less from the date of acquisition;

(c) Fully insured certificates of deposit with maturities of one (1) year or less from the date of acquisition issued by either (i) any commercial bank operating in the United States of America having capital and surplus in excess of $50,000,000.00 or (ii) any Lender;

(d) Commercial paper of a domestic issuer if at the time of purchase such paper is rated in one (1) of the two (2) highest rating categories of Standard and Poor’s Corporation or Moody’s Investors Service;

(e) Investments consisting of Hedge Agreements permitted under Section 8.17;

(f) Investments consisting of advances or extensions of credit in the form of accounts receivable incurred in the ordinary course of business and upon terms common in the industry for such accounts receivable, and investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(g) Investments of Sunnova LV3-HI pursuant to the Haleakala Loan Documents; and

(h) Investments in any Borrower.

Section 8.6 Limitation on Issuance of Equity. No Borrower shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, issue, sell, assign, or otherwise dispose of (a) any of its stock or other equity interests, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its stock or other equity interests, or (c) any option, warrant, or other right to acquire any of its stock or other equity interests, in each case, other than to a Borrower or another Subsidiary.

Section 8.7 Transactions With Affiliates. No Borrower shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, enter into any transaction, including, without limitation, the purchase, sale, or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate of such Borrower or such Subsidiary, except (a) the Master Service Agreement, (b) in the ordinary course of and

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

pursuant to the reasonable requirements of such Borrower’s or such Subsidiary’s business, pursuant to a transaction which is otherwise expressly permitted under this Agreement, and upon fair and reasonable terms no less favorable to such Borrower or such Subsidiary than would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate of such Borrower or such Subsidiary, (c) the acquisition by contribution described in Section 8.5(g) and (d) any transactions between or among Borrowers.

Section 8.8 Disposition of Assets. No Borrower shall, nor shall it permit any of its Subsidiaries to, directly or indirectly make any Disposition, except (a) Dispositions of inventory in the ordinary course of business, (b) leases of Solar Panel Systems pursuant to Lease Agreements and sales of Solar Panel Systems pursuant to EZ-Own Contracts, (c) Dispositions, for fair value, of worn-out and obsolete equipment not necessary or useful to the conduct of business (the net proceeds of which shall be used to prepay Borrowings in accordance with Section 2.6(d)), (d) Dispositions, not to exceed the lesser of (i) five percent (5%) of the EPC Cost of Assets of Borrowers and (ii) $2,500,000 in any year, of any other Property in cash for fair value (the net proceeds of which shall be held under, used to prepay Borrowings in accordance, with Section 2.6(d), and (e) Dispositions between or among Borrowers; provided, however, that Sunnova LV3-HI may not transfer to any other Borrower any of its interests in the Haleakala Assets until such time as Sunnova LV3-HI has title to the Haleakala Assets.

Section 8.9 Sale and Leaseback. No Borrower shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, enter into any arrangement with any Person pursuant to which it leases from such Person real or personal property that has been or is to be sold or transferred, directly or indirectly, by it to such Person.

Section 8.10 Prepayment of Debt. No Borrower shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, make any optional or voluntary payment, prepayment, repurchase or redemption of any Debt, except the Obligations under the Loan Documents.

Section 8.11 Nature of Business. No Borrower shall, nor shall it permit any of its Subsidiaries to, engage in any business other than the businesses in which they are engaged as of the date hereof or as provided in Section 6.24 hereof. Borrower shall not, and shall not permit any of its Subsidiaries to, make any material change in its credit collection policies if such change would materially impair the collectability of any Account, nor will it rescind, cancel or modify any Account except in the ordinary course of business.

Section 8.12 Environmental Protection. No Borrower shall, nor shall it permit any of its Subsidiaries to, directly or indirectly (a) use (or permit any tenant to use) any of their respective Properties or assets for the handling, processing, storage, transportation, or disposal of any Hazardous Material, (b) generate any Hazardous Material in violation of Environmental Laws, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material in violation of Environmental Laws, or (d) otherwise conduct any activity or use any of their respective Properties or assets in any manner that is likely to violate any Environmental Law or create any Environmental Liabilities for which such Borrower or any of its Subsidiaries would be responsible.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 8.13 Accounting. No Borrower shall, nor shall it permit any of its Subsidiaries to, change its fiscal year or make any change (a) in accounting treatment or reporting practices, except as required by GAAP and disclosed to Administrative Agent and Lenders, or (b) in tax reporting treatment, except as required by law and disclosed to Administrative Agent and Lenders.

Section 8.14 Burdensome Agreements. No Borrower shall, nor shall it permit any of its Subsidiaries or any Obligated Party to, enter into or permit to exist any arrangement or agreement, other than pursuant to this Agreement or any Loan Document, which (a) directly or indirectly prohibits Borrower, any of its Subsidiaries, or any Obligated Party from creating or incurring a Lien on any of its Property, revenues, or assets, whether now owned or hereafter acquired, (b) directly or indirectly prohibits any of its Subsidiaries, or any Obligated Party to make any payments, directly or indirectly, to such Borrower by way of dividends, distributions, advances, repayments of loans, repayments of expenses, accruals, or otherwise or (c) in any way would be contravened by such Person’s performance of its obligations hereunder or under the other Loan Documents.

Section 8.15 Subsidiaries. No Borrower shall, directly or indirectly, form or acquire any Subsidiary unless such Borrower complies with the requirements of Section 7.13.

Section 8.16 Amendments of Constituent Documents. No Borrower shall, nor shall it permit any of its Subsidiaries to, amend or restate any of their respective Constituent Documents.

Section 8.17 Hedge Agreements. No Borrower shall, nor shall it permit any of its Subsidiaries to, enter into any Hedge Agreement, except (a) Hedge Agreements entered into to hedge or mitigate risks to which such Borrower or any Subsidiary of such Borrower has actual exposure which have terms and conditions reasonably acceptable to Administrative Agent, (b) Hedge Agreements required under Section 7.14, and (c) other Hedge Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any Debt of such Borrower or any of its Subsidiaries limited to the principal amount of such Debt which have terms and conditions reasonably acceptable to Administrative Agent.

Section 8.18 OFAC. No Borrower shall, nor shall it permit any of its Subsidiaries to, fail to comply with the Laws, regulations and executive orders referred to in Section 6.19 and Section 6.20.

Section 8.19 Host Customer Agreements . No Borrower shall, and no Borrower shall permit any other Person to, make any amendments to the forms of Host Customer Agreements it uses or acquires (which forms have been disclosed to and approved by Administrative Agent) which materially affects the economic terms of such Host Customer Agreements or which could reasonably be expected to lead to a Material Adverse Effect.

Section 8.20 O&M Expense; Master Services Agreement.

(a) No Borrower shall, nor shall it permit any of its Subsidiaries to, pay any O&M Expense other than those that are reasonable and customary in the market and which have been approved by Administrative Agent in its reasonable discretion. Administrative Agent hereby approves the O&M Expense as stipulated in the Master Service Agreement as in effect on the date hereof.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b) Borrowers shall not permit any material amendments or modifications to, or any restatements of, the Master Service Agreement (or any comparable agreement with any Backup Service Provider) without Administrative Agent’s prior written consent (not to be unreasonably withheld or delayed). Borrowers shall deliver to Administrative Agent copies of all amendments, modifications and restatements to the Master Service Agreement (and any comparable agreement with any Backup Service Provider), as applicable, promptly upon the execution thereof.

Section 8.21 Performance Guaranty Obligations . No Borrower shall, nor shall it permit Parent or any of its Subsidiaries to, pay any Performance Guaranty Obligations other than those that are reasonable and customary in the market. To the extent that Parent makes any payment with respect to Performance Guaranty Obligations on behalf of Borrowers, all rights and claims of Parent to reimbursement by Borrowers for such payments, shall be subordinate, junior and subject in right of payment to Borrowers’ prior and indefeasible payment in full of all Obligations and the termination of this Agreement. Notwithstanding the foregoing, Borrowers shall be permitted to make such reimbursement payments to Parent in accordance with the waterfall in Section 7.17(b) provided that no Event of Default then exists. Borrowers agree not to make any reimbursement payments to Parent, and Parent agrees not to ask for, sue for, take, demand or accept from Borrowers by set off or in any other manner, any payment for reimbursement, or exercise any remedies in respect thereof and hereby defers all rights of subrogation, contribution or any similar right with respect thereto, unless such payment is permitted by this Section. If any amount shall be paid by or on behalf of Borrowers to Parent contrary to the provisions of this Section, such amount shall be held in trust for the benefit of Administrative Agent and shall be returned to the Depository Account for disposition as set forth above in Section 7.17(b) or Section 10.3, as applicable.

ARTICLE 9

FINANCIAL COVENANTS

Each Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder:

Section 9.1 Debt Service Coverage Ratio. Borrowers shall not permit, for any four fiscal quarter period referenced in the table below, the Debt Service Coverage Ratio for such four fiscal quarter period to be less than the ratio set forth below:

Four Fiscal Quarter Period End Date	Minimum Debt Service Coverage Ratio
6/30/19 and 9/30/19	1.10 to 1.00
12/31/19	1.175 to 1.00
3/31/20 and thereafter	1.25 to 1.00

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 9.2 Right to Cure. If at the end of any fiscal quarter of the Borrower there exists an Event of Default resulting from a breach of the financial covenant set forth in Section 9.1, Borrower Representative may, subject to the terms of this paragraph and so long as there is no other Default under this Agreement or any other Loan Document, and such action is taken within ten (10) days after the date upon which financial statements for such fiscal quarter are required to be delivered pursuant to Section 7.1(a) or Section 7.1(b), as applicable, cure such Event of Default by making an Equity Cure. For purposes of determining whether the amount of the Equity Cure cures an Event of Default resulting from a breach of the financial covenant set forth in Section 9.1, the calculation shall not take into account any reduction of Debt (whether by direct payment or by netting or otherwise) which was effected as a result of the proceeds of the Equity Cure being used to repay Debt. The provisions of this paragraph may not be utilized more than two (2) times over the term of this Agreement, nor more than one (1) time per four fiscal quarter period (without consideration of any Equity Cure made under the Existing Credit Agreement), and cash equity contributions for purposes of this Section only shall not exceed the amount required to cause Borrower to be in compliance with Section 9.1. An Equity Cure may only be used to cure an Event of Default resulting from a breach of the financial covenant set forth in Section 9.1, and shall be disregarded in the calculation of Collections for any other purpose.

Section 9.3 Minimum Portfolio FICO Score. Borrowers shall at all times ensure that the minimum average FICO Score of its portfolio of Host Customer Agreements is at least [***].

Section 9.4 Minimum Book Net Worth. Commencing with the fiscal quarter ending December 31, 2018, Borrowers shall not permit Book Net Worth at the end of any fiscal quarter to be less than the minimum set forth below corresponding to the Outstanding Amount of Loans at such time; provided that in calculating Book Net Worth, with respect to any fiscal quarter, the Borrowers shall be permitted to give pro forma effect to the repayment of Debt or other liabilities occurring subsequent to the end of applicable fiscal quarter but not later than the date of delivery of each of the financial statements referred to in Section 7.1(b) for such fiscal quarter, as if such repayment had taken place prior to the end of the applicable fiscal quarter:

Outstanding Amount of Loans	Minimum Book Net Worth
$0 - $50,000,000	$10,000,000
$50,000,001 - $62,500,000	$15,000,000
$62,500,001 - $75,000,000	$18,750,000
$75,00,001 - $90,000,000	$22,500,000
$90,000,001 - $102,500,000	$27,000,000
$102,500,000 - $110,000,000	$30,750,000

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ARTICLE 10

DEFAULT

Section 10.1 Events of Default. Each of the following shall be deemed an “Event of Default”:

(a) Any Borrower shall fail to pay the Obligations under the Loan Documents or any part thereof shall not be paid when due or declared due;

(b) Any Borrower shall fail to provide to Administrative Agent and Lenders timely any notice of Default as required by Section 7.1(k) of this Agreement, Borrower Representative shall fail to provide to Administrative Agent timely any quarterly financial statements as required by Section 7.1(b), or any Borrower shall breach any provision of Section 7.2, Section 7.5, Section 7.6, Section 7.13, Section 7.14, Section 7.15, Section 7.17, Section 7.18 or Article 8 or Article 9 of this Agreement;

(c) Any representation or warranty made or deemed made by Borrower or any other Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement shall be false, misleading, or erroneous in any material respect (without duplication of any materiality qualifier contained therein) when made or deemed to have been made;

(d) Borrower Representative shall fail to provide to Administrative Agent timely any NPV Report as required by Section 7.1(c), any Compliance Certificate as required by Section 7.1(d), or any Expense Report as required by Section 7.1(o), and such failure continues for more than ten (10) Business Days following the date such failure first began;

(e) Any Borrower, any of its Subsidiaries, or any other Obligated Party shall fail to perform, observe, or comply with any covenant, agreement, or term contained in this Agreement or any other Loan Document (other than as covered by Section 10.1(a), (b) or (d)), and such failure continues for more than thirty (30) days following the date such failure first began;

(f) Any Borrower, any of its Subsidiaries, any other Obligated Party, Parent or Intermediate Holdco (if existing) shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its Property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing;

(g) An involuntary proceeding shall be commenced against any Borrower, any of its Subsidiaries, any other Obligated Party, Parent or Intermediate Holdco (if existing) seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for it or a substantial part of its Property, and such involuntary proceeding shall remain undismissed and unstayed for a period of thirty (30) days;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(h) Any Borrower, any of its Subsidiaries, or any other Obligated Party shall fail to pay when due any principal of or interest on any Debt (other than the Obligations under the Loan Documents) in the amount of $250,000 or more, or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid, repurchased, defeased or redeemed prior to the stated maturity thereof or any cash collateral in respect thereof to be demanded, or any event shall have occurred that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment, repurchase, defeasance or redemption or any cash collateral in respect thereof to be demanded;

(i) There shall occur under any Hedge Agreement an Early Termination Date (as defined in such Hedge Agreement) resulting from (1) any event of default under such Hedge Agreement to which any Borrower or any other Obligated Party is the Defaulting Party (as defined in such Hedge Agreement), or (2) any Termination Event (as so defined) under such Hedge Agreement as to which any Borrower or any other Obligated Party is an Affected Party (as so defined) and, in either event, the Hedge Termination Value owed by such Borrower, such Obligated Party as a result thereof exceeds $250,000;

(j) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Borrower, any of its Subsidiaries, any other Obligated Party or any of their respective equity holders, or any Borrower or any other Obligated Party shall deny that it has any further liability or obligation under any of the Loan Documents, or any Lien created by the Loan Documents shall for any reason cease to be a valid, first priority perfected Lien upon any of the Collateral purported to be covered thereby;

(k) Any of the following events shall occur or exist with respect to any Borrower or any ERISA Affiliate: (i) any ERISA Event occurs with respect to a Plan or Multiemployer Plan, or (ii) any Prohibited Transaction involving any Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Administrative Agent subject any Borrower or any ERISA Affiliate to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, the IRS, the U. S. Department of Labor, or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to result in a Material Adverse Event;

(l) A Change of Control shall occur;

(m) Any Borrower, any of its Subsidiaries, or any other Obligated Party, or any of their Properties, revenues, or assets, shall become subject to an order of forfeiture, seizure, or divestiture (whether under RICO or otherwise) and the same shall not have been discharged within 30 days from the date of entry thereof;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(n) Any Borrower, any of its Subsidiaries, or any other Obligated Party shall fail to discharge within a period of thirty (30) days after the commencement thereof any attachment, sequestration, or similar proceeding or proceedings involving an aggregate amount in excess of $250,000 against any of its assets or Properties;

(o) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by a court or courts against any Borrower, any of its Subsidiaries, or any other Obligated Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and such Borrower, such Subsidiary, or such Obligated Party shall not, within such period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal;

(p) Any Security Document shall cease to create valid perfected first priority liens (subject to Permitted Liens) on the Collateral purported to be covered thereby;

(q) Required Lenders in good faith determine that a Material Adverse Event has occurred or a circumstance exists that could reasonably be expected to result in a Material Adverse Event;

(r) The Master Service Agreement shall be in default and Borrowers fail to promptly engage the Backup Servicing Provider as the primary servicer for the Collateral; or

(s) The maturity of the Debt evidenced by a Qualified Parent Credit Facility shall have been accelerated, or any such Debt shall have been required to be prepaid (other than with respect to any regularly scheduled required prepayment or redemption or any customary mandatory prepayments provided forth therein), repurchased, defeased or redeemed prior to the stated maturity thereof; or Parent or Intermediate Holdco, as applicable, shall pledge its equity interests in Borrower Representative to any Person other than to secure the Obligations and the Debt arising under any Qualified Parent Credit Facility.

Section 10.2 Remedies Upon Default. If any Event of Default shall occur and be continuing, then Administrative Agent may, with the consent of Required Lenders, or shall, at the direction of Required Lenders, without notice do any or all of the following: (a) terminate the Commitments of Lenders, or (b) declare the Obligations under the Loan Documents or any part thereof to be immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by each Borrower; provided, however, that upon the occurrence of an Event of Default under Section 10.1(f) or (g), the Commitments of Lenders shall automatically terminate, and the Obligations under the Loan Documents shall become immediately due and payable, in each case without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by each Borrower. In addition to the foregoing, if any Event of Default shall occur and be continuing, Administrative Agent may, with the consent of Required Lenders, or shall, at the direction of Required Lenders, exercise all rights and remedies available to it, and Lenders in law or in equity, under the Loan Documents, or otherwise.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 10.3 Application of Funds. After the exercise of remedies provided for in Section 10.2 (or after the Loans have automatically become immediately due and payable), any amounts received on account of the Obligations shall be applied by Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to Administrative Agent) payable to Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to Lenders arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, and other Obligations arising under the Loan Documents, ratably among Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and constituting unpaid Bank Product Obligations, ratably among Lenders and Bank Product Providers in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to payment of that remaining portion of the Obligations, ratably among the Lenders and Bank Product Providers in proportion to the respective amounts described in this clause Fifth held by them; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to Borrowers or as otherwise required by law.

Notwithstanding the foregoing, Bank Product Obligations shall be excluded from the application described above if Administrative Agent has not received written notice thereof, together with supporting documentation as Administrative Agent may request from the applicable Bank Product Provider, provided that no such notice shall be required for any Bank Product Agreement for which Administrative Agent or any Affiliate of Administrative Agent is the applicable Bank Product Provider. Each Bank Product Provider that is not a party to this Agreement that has given notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of Administrative Agent pursuant to the terms of Article 11 hereof for itself and its Affiliates as if a “Lender” party hereto.

Section 10.4 Performance by Administrative Agent. If any Borrower shall fail to perform any covenant or agreement contained in any of the Loan Documents beyond the expiration of any applicable cure periods, then Administrative Agent may perform or attempt to perform such covenant or agreement on behalf of such Borrower. In such event, Borrowers

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

shall, at the request of Administrative Agent, promptly pay to Administrative Agent any amount expended by Administrative Agent in connection with such performance or attempted performance, together with interest thereon at the Default Interest Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that Administrative Agent shall not have any liability or responsibility for the performance of any covenant, agreement, or other obligation of Borrowers under this Agreement or any other Loan Document.

ARTICLE 11

AGENCY

Section 11.1 Appointment and Authority.

(a) Each of the Lenders hereby irrevocably appoints Texas Capital Bank to act on its behalf as Administrative Agent hereunder and under the other Loan Documents and authorizes Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article 11 are solely for the benefit of Administrative Agent and Lenders, and no Borrower or any other Obligated Party shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

(b) Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including for itself and its Affiliates in their capacities as potential Bank Product Providers) hereby irrevocably appoints and authorizes Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Obligated Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by Administrative Agent pursuant to Section 11.5 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of Administrative Agent), shall be entitled to the benefits of all provisions of this Article 11 and Article 12 (including Section 12.1(b), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

Section 11.2 Rights as a Lender. The Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires,

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

include the Person serving as Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, any Borrower or any Subsidiary or other Affiliate thereof as if such Person were not Administrative Agent hereunder and without any duty to account therefor to Lenders.

Section 11.3 Exculpatory Provisions.

(a) Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, Administrative Agent:

(i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Administrative Agent is required to exercise as directed in writing by Required Lenders (or such other number or percentage of Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that Administrative Agent shall not be required to take any action that, in its opinion or upon the advice of its counsel, may expose Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law;

(iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity;

(iv) shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document unless it shall first be indemnified to its satisfaction by Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action; and

(v) does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “Eurodollar Rate”.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b) Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of Required Lenders (or such other number or percentage of Lenders as shall be necessary, or as Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 10.2 and Section 11.9), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. SUCH LIMITATION OF LIABILITY SHALL APPLY REGARDLESS OF WHETHER THE LIABILITY ARISES FROM THE SOLE, CONCURRENT, CONTRIBUTORY OR COMPARATIVE NEGLIGENCE OF ADMINISTRATIVE AGENT. Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to Administrative Agent in writing by Borrower Representative or a Lender.

(c) Neither Administrative Agent nor any Related Party thereof shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article 5 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Administrative Agent.

Section 11.4 Reliance by Administrative Agent. Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of the Borrowing, that by its terms must be fulfilled to the satisfaction of a Lender, Administrative Agent may presume that such condition is satisfactory to such Lender unless Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. Administrative Agent may consult with legal counsel (who may be counsel for Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 11.5 Delegation of Duties. Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by Administrative Agent. Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article 11 shall apply to any such sub agent and to the Related Parties of Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of this facility as well as activities as Administrative Agent. Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub agents.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 11.6 Resignation of Administrative Agent.

(a) Administrative Agent may at any time give notice of its resignation to Lenders and Borrower Representative. Upon receipt of any such notice of resignation, Required Lenders shall have the right, in consultation with Borrowers (so long as no Event of Default has occurred and is continuing), to appoint a successor, which shall be a bank with an office in Dallas, Texas, or an Affiliate of any such bank with an office in Dallas, Texas. If no such successor shall have been so appointed by Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. After the Resignation Effective Date, the provisions of this Article 11 relating to or indemnifying or releasing Administrative Agent shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

(b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, Required Lenders may, to the extent permitted by applicable law, by notice in writing to Borrower Representative and such Person remove such Person as Administrative Agent and, in consultation with Borrowers, appoint a successor. If no such successor shall have been so appointed by Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by Administrative Agent on behalf of Secured Parties under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such Collateral until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity, fee or expense payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrowers and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article 11, Section 12.1, and Section 12.2 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.

Section 11.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither Administrative Agent nor any other Lender nor any Related Party thereto has made any representation or warranty to such Person and that no act by Administrative Agent or any other Lender hereafter taken, including any review of the affairs of Borrowers, shall be deemed to constitute any representation or warranty by Administrative Agent or any Lender to any other Lender. Each Lender acknowledges that it has, independently and without reliance upon Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Except for notices, reports and other documents expressly required to be furnished to the Lenders by Administrative Agent hereunder, Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), or creditworthiness of Borrowers or the value of the Collateral or other Properties of Borrowers or any other Person which may come into the possession of Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

Section 11.8 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Obligated Party, Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrowers) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations under the Loan Documents that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of Lenders and Administrative Agent and their respective agents and counsel and all other amounts due Lenders and Administrative Agent under Section 12.1 or Section 12.2) allowed in such judicial proceeding; and

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Section 12.1 or Section 12.2.

Section 11.9 Collateral Matters.

(a) The Secured Parties irrevocably authorize Administrative Agent, at its option and in its discretion:

(i) to release any Lien on any property granted to or held by Administrative Agent under any Loan Document (x) upon termination of all Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Bank Product Agreements as to which arrangements satisfactory to the applicable Bank Product Provider shall have been made), (y) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted under the Loan Documents, or (z) if approved, authorized or ratified in writing by Required Lenders or all Lenders, as applicable, under Section 12.10;

(ii) to subordinate any Lien on any property granted to or held by Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 8.2; and

(iii) to release any Borrower from its obligations under the Loan Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents.

Upon request by Administrative Agent at any time, Required Lenders will confirm in writing Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Borrower from its obligations under the Loan Documents pursuant to this Section 11.9.

(b) Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of Administrative Agent’s Lien thereon, or any certificate prepared by any Obligated Party in connection therewith, nor shall Administrative Agent be responsible or liable to Lenders for any failure to monitor or maintain any portion of the Collateral.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 11.10 Bank Product Agreements. No Bank Product Provider who obtains the benefits of Section 10.3, or any Collateral by virtue of the provisions hereof or of any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) (or to notice of or to consent to any amendment, wavier or modification of the provisions hereof or of any Security Document) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article 11 to the contrary, Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Bank Product Obligations unless Administrative Agent has received written notice of such Bank Product Obligations, together with such supporting documentation as Administrative Agent may request, from the applicable Bank Product Provider. Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Bank Product Obligations arising under Bank Product Agreements upon termination of all Commitments and payment in full of all Obligations under the Loan Documents (other than contingent indemnification obligations).

Section 11.11 Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent and not, for the avoidance of doubt, to or for the benefit of Borrowers or any other Obligated Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of subsections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent and not, for the avoidance of doubt, to or for the benefit of Borrowers or any other Obligated Party, that Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

ARTICLE 12

MISCELLANEOUS

Section 12.1 Expenses.

(a) Each Borrower hereby agrees to pay on demand: (i) all costs and expenses of Administrative Agent and its Related Parties in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, supplements, waivers, consents and ratifications thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel, advisors, consultants, and auditors for Administrative Agent and its Related Parties; (ii) all costs and expenses of Administrative Agent and each Lender in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, court costs and fees and expenses of legal counsel, advisors, consultants, and auditors for Administrative Agent and each Lender; (iii) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents; (iv) all costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any Lien contemplated by this Agreement or any other Loan Document; and (v) all other costs and expenses incurred by Administrative Agent and any Lender in connection with this Agreement or any other Loan Document, any litigation, dispute, suit, proceeding or action, the enforcement of its rights and remedies,

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

and the protection of its interests in bankruptcy, insolvency or other legal proceedings, including, without limitation, all costs, expenses, and other charges (including Administrative Agent’s and such Lender’s internal charges) incurred in connection with evaluating, observing, collecting, examining, auditing, appraising, selling, liquidating, or otherwise disposing of the Collateral or other assets of Borrowers. Each Borrower shall be responsible for all expenses described in this clause (a) whether or not the Borrowing is ever made. Any amount to be paid under this Section 12.1 shall be a demand obligation owing by Borrowers and if not paid within thirty (30) days of demand shall bear interest, to the extent not prohibited by and not in violation of applicable Law, from the date of expenditure until paid at a rate per annum equal to the Default Interest Rate. The obligations of Borrowers under this Section 12.1 shall survive payment of the Notes and other obligations hereunder and the assignment of any right hereunder.

(b) To the extent that Borrowers for any reason fail to indefeasibly pay any amount required under Section 12.1(a) or Section 12.2 to be paid by Borrowers to Administrative Agent (or any sub-agent thereof) or any Related Party of Administrative Agent (or any sub-agent thereof), each Lender severally agrees to pay to Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based each Lender’s Applicable Percentage at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against Administrative Agent (or any such sub-agent) or against any Related Party of Administrative Agent (or any sub-agent thereof) acting for Administrative Agent (or any such sub-agent) in connection with such capacity. EACH LENDER ACKNOWLEDGES THAT SUCH PAYMENTS MAY BE IN RESPECT OF LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARISING OUT OF OR RESULTING FROM THE SOLE, CONTRIBUTORY, COMPARATIVE, CONCURRENT OR ORDINARY NEGLIGENCE OF THE PERSON (OR THE REPRESENTATIVES OF THE PERSON) TO WHOM SUCH PAYMENTS ARE TO BE MADE.

Section 12.2 INDEMNIFICATION. EACH BORROWER SHALL INDEMNIFY ADMINISTRATIVE AGENT, EACH LENDER AND EACH RELATED PARTY THEREOF FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS’ FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY ANY BORROWER OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF ANY BORROWER

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

OR ANY OF ITS SUBSIDIARIES OR ANY OTHER OBLIGATED PARTY, (E) ANY LOAN OR THE USE OR PROPOSED USE OF THE PROCEEDS THEREFROM, OR (F) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS’ FEES) ARISING OUT OF OR RESULTING FROM THE SOLE, CONTRIBUTORY, COMPARATIVE, CONCURRENT OR ORDINARY NEGLIGENCE OF SUCH PERSON (OR THE REPRESENTATIVES OF SUCH PERSON). Any amount to be paid under this Section 12.2 shall be a demand obligation owing by Borrowers and if not paid within ten (10) days of demand shall bear interest, to the extent not prohibited by and not in violation of applicable Law, from the date of expenditure until paid at a rate per annum equal to the Default Interest Rate. The obligations of Borrowers under this Section 12.2 shall survive payment of the Notes and other obligations hereunder and the assignment of any right hereunder.

Section 12.3 Limitation of Liability. To the fullest extent permitted by applicable Laws, none of Administrative Agent or any Lender, or any Affiliate, officer, director, employee, attorney, or agent of any of the foregoing, shall have any liability with respect to, and each Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by any Borrower or any other Obligated Party in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. To the fullest extent permitted by applicable Laws, each Borrower hereby waives, releases, and agrees not to sue Administrative Agent or any Lender, or any Affiliates, officers, directors, employees, attorneys, or agents of any of the foregoing for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

Section 12.4 No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by Administrative Agent or any Lender shall have the right to act exclusively in the interest of Administrative Agent or such Lender and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to any Borrower or any of Borrowers’ equity holders, Affiliates, officers, employees, attorneys, agents, or any other Person.

Section 12.5 Lenders Not Fiduciary. The relationship between each Borrower and Administrative Agent, Arranger and each Lender, is solely that of debtor and creditor, and none of Administrative Agent, Arranger, or any Lender, has any fiduciary or other special relationship with any Borrower, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between each Borrower and Administrative Agent, Arranger and each Lender to be other than that of debtor and creditor.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 12.6 Equitable Relief. Each Borrower recognizes that in the event Borrowers fail to pay, perform, observe, or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to Administrative Agent or Lenders. Each Borrower therefore agrees that Administrative Agent or any Lender, if Administrative Agent or such Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

Section 12.7 No Waiver; Cumulative Remedies. No failure on the part of Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Obligated Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, Administrative Agent in accordance with Section 10.2 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 4.2 (subject to the terms of Section 12.23), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Obligated Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to Administrative Agent pursuant to Section 10.2 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 12.23, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

Section 12.8 Successors and Assigns.

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower may assign or transfer any of its rights, duties, or obligations under this Agreement or the other Loan Documents without the prior written consent of Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 12.8(b), (ii) by way of participation in accordance with the provisions of Section 12.8(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 12.8(e) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 12.8(d) and, to the extent expressly contemplated hereby, the Related Parties of each of Administrative Agent and Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment(s) and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds that equal at least the amount specified in Section 12.8(b)(i)(B) in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in Section 12.8(b)(i)(A), the aggregate amount of the Commitment(s) (which for this purpose includes Loans outstanding hereunder) or, if the applicable Commitment is not then in effect, the Outstanding Amount of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, unless each of Administrative Agent and, so long as no Event of Default has occurred and is continuing, Borrower Representative otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment(s) assigned.

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by Section 12.8(b)(i)(B) and, in addition: (A) the consent of Borrower Representative (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that Borrower Representative shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Administrative Agent within five (5) Business Days after having received notice thereof; and (B) the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Commitment or Loans if such assignment is to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to Administrative Agent an Administrative Questionnaire.

(v) No Assignment to Certain Persons. No such assignment shall be made to (A) any Borrower, or any of Borrowers’ Affiliates or Subsidiaries or any other Obligated Party or (B) any Defaulting Lender or any of its Affiliates, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing persons described in this clause (B).

(vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person).

(vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to such assignment shall make such additional payments to Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of Borrower Representative and Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by such Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to: (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to Administrative Agent or any Lender hereunder (and interest accrued thereon) and (B) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by Administrative Agent pursuant to Section 12.8(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 12.1 and Section 12.2 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that, except to the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any party hereunder arising from that Lenders’ having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.8(d). Upon the consummation of any assignment pursuant to this Section 12.8(b), if requested by the transferor or transferee Lender, the transferor Lender, Administrative Agent and Borrowers shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender (if applicable) and new Notes or, as appropriate, replacement Notes, are issued to the assignee.

(c) Register. Administrative Agent, acting solely for this purpose as an agent of Borrowers, shall maintain at one of its offices in Dallas, Texas a copy of each Assignment and Assumption delivered to it and a Register. The entries in the Register shall be conclusive absent manifest error, and Borrowers, Administrative Agent and Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, Borrowers or Administrative Agent, sell participations to a Participant in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) Borrowers, Administrative Agent, and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 12.1(b) without regard to the existence of any participation.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 12.10 which requires the consent of all Lenders and affects such Participant. Each Borrower agrees that each Participant shall be entitled to the benefits of Section 3.1, Section 3.5 and Section 3.4 (subject to the requirements and limitations therein, including the requirements under Section 3.4(g) (it being understood that the documentation required under Section 3.4(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 3.6 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

greater payment under Section 3.1 or Section 3.4, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at Borrowers’ request and expense, to use reasonable efforts to cooperate with Borrowers to effectuate the provisions of Section 3.6 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 4.2 as though it were a Lender; provided that such Participant agrees to pay to Administrative Agent any amount set-off for application to the Obligations under the Loan Documents as required pursuant to Section 4.2; provided further that such Participant agrees to be subject to Section 12.23 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of Borrowers, maintain a Participant Register; provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(f) Dissemination of Information. Each Borrower and each other Obligated Party authorizes Administrative Agent and each Lender to disclose to any actual or prospective purchaser, assignee or other recipient of a Lender’s Commitment, any and all information in Administrative Agent’s or such Lender’s possession concerning Borrowers, the other Obligated Parties and their respective Affiliates, in each case, subject to the provisions of Section 12.27.

Section 12.9 Survival. All representations and warranties made in this Agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of Administrative Agent or any Lender to rely upon them. Without prejudice to the survival of any other obligation of Borrowers hereunder, the obligations of Borrowers under Section 12.1 and Section 12.2 shall survive repayment of the Obligations and termination of the Commitments.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 12.10 Amendment. The provisions of this Agreement and the other Loan Documents to which any Borrower is a party may be amended or waived only by an instrument in writing signed by Required Lenders (or by Administrative Agent with the consent of Required Lenders) and each Borrower and acknowledged by Administrative Agent; provided, however, that no such amendment or waiver shall:

(a) waive any condition set forth in Section 5.1 (other than Section 5.1(n) and Section 5.1(o)(i)), without the written consent of each Lender;

(b) extend or increase any Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 10.2) without the written consent of such Lender;

(c) postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayment) of principal, interest, fees or other amounts due to Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

(d) reduce the principal of, or the rate of interest specified herein on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of Required Lenders shall be necessary to adjust the Default Interest Rate or to waive any obligation of Borrowers to pay interest at such rate;

(e) change any provision of this Section 12.10 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

(f) change Section 10.3 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

(g) change or waive Section 7.17, change the definition of “Excess Cash”, change or waive Section 2.6(d)(viii) or extend any date for payment set forth therein, or change or waive Section 7.1(o) or extend any date for delivery set forth therein, in any case, without the written consent of each Lender; or

(h) release all or substantially all of the Collateral (in each case, except as provided herein) without the written consent of each Lender;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by Administrative Agent in addition to Lenders required above, affect the rights or duties of Administrative Agent under this Agreement or any other Loan Document; (ii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; and (iii) Borrowers and Administrative Agent may amend this Agreement or any other Loan Document without the consent of Lenders (unless the Required Lenders object in writing within five (5) Business Days of notice by Administrative Agent of such amendment) in

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

order to (A) correct, amend or cure any ambiguity, inconsistency or defect or correct any typographical error or other manifest error in any Loan Document or (B) comply with local Law or advice of local counsel in any jurisdiction the Laws of which govern any Security Document or that are relevant to the creation, perfection, protection and/or priority of any Lien in favor of Administrative Agent, (C) effect the granting, perfection, protection, expansion or enhancement of any security interest or Lien in any Collateral or additional Property to become Collateral for the benefit of the Secured Parties, (D) make administrative or operational changes not adverse to any Lender or (E) add a Guarantor or Collateral or otherwise enhance the rights and benefits of the Lenders.

Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment(s) of any Defaulting Lender may not be increased or extended without the consent of such Lender; and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.

Section 12.11 Notices.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 12.11(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as set forth on Schedule 12.11. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received. Notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications, to the extent provided in Section 12.11(b) shall be effective as provided in Section 12.11(b).

(b) Electronic Communications. Notices and other communications to Lenders and hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article 2 if such Lender has notified Administrative Agent that it is incapable of receiving notices under Article 2 by electronic communication. Administrative Agent or Borrower Representative may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Unless Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such facsimile, email or other electronic communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

(c) Change of Address, etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto, and Schedule 12.11 shall be deemed to be amended by each such change, and Administrative Agent is authorized, in its discretion, from time to time to reflect each such change in an amended Schedule 12.11 provided by Administrative Agent to each party hereto.

(d) Platform.

(i) Each Borrower agrees that Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Lenders by posting the Communications on the Platform.

(ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Agent Parties have any liability to any Borrower, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Borrower’s or Administrative Agent’s transmission of communications through the Platform.

(iii) Each Borrower and each other Obligated Party (by its execution of a Loan Document) hereby authorizes Administrative Agent, each Lender, and their respective counsel and agents and Related Parties (each, an “Authorized Party”) to communicate and transfer documents and other information (including confidential information) concerning this transaction or any Borrower or any other Obligated Party and the business affairs of such Borrower and such other Obligated Parties via the Internet or other electronic communication method. In no event shall any Authorized Party have any liability to any Borrower, any Lender or any other Person or entity for damages of any kind (whether in tort, contract or otherwise) arising out of any such communications or transmissions, except to the extent that such damages are determined by a court of competent

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

jurisdiction in a final and nonappealable judgment to have directly resulted from the gross negligence or willful misconduct of such Authorized Party; provided, however, that in no event shall any Authorized Party have any liability for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(e) Public Information. Each Borrower and each other Obligated Party (by its execution of a Loan Document) hereby acknowledges that certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to any Borrower or any other Obligated Party or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such securities. Each Borrower and each other Obligated Party (by its execution of a Loan Document) hereby agrees that it will use commercially reasonable efforts to identify that portion of the materials and information provided by or on behalf of any Borrower or any other Obligated Party hereunder and under the other Loan Documents (collectively, “Borrower Materials”) that may be distributed to the Public Lenders and that (i) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC,” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (ii) by marking Borrower Materials “PUBLIC,” Each Borrower and each other Obligated Party shall be deemed to have authorized Administrative Agent and the other Lenders to treat such Borrower Materials as not containing any material non-public information with respect to any Borrower or any other Obligated Party or its securities for purposes of U.S. federal and state securities Laws (provided, however, that to the extent that such Borrower Materials constitute Information, they shall be subject to Section 12.27); (iii) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (iv) Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”. Each Public Lender will designate one or more representatives that shall be permitted to receive information that is not designated as being available for Public Lenders, in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and under applicable Law, including United States federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to any Borrower or any other Obligated Party or its Subsidiaries and its securities for the purposes of United State federal or state securities Laws

Section 12.12 Governing Law; Venue; Service of Process.

(a) Governing Law. This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of Texas (without reference to applicable rules of conflicts of Laws), except to the extent the Laws of any jurisdiction where Collateral is located require application of such Laws with respect to such Collateral.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b) Jurisdiction. Each of the parties hereto irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any other party hereto or any Related Party thereof in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of Texas sitting in Dallas County, and of the United States District Court of the Northern District of Texas, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Texas State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Waiver of Venue. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable Laws, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Service of Process. Each party hereto irrevocably consents to service of process by the mailing thereof, by registered or certified mail, postage prepaid, in the manner provided for the mailing of notices in Section 12.11. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

Section 12.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Except as provided in Section 5.1, this Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 12.14 Severability. Any provision of this Agreement or any other Loan Document held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal. Furthermore, in lieu of such invalid or unenforceable provision there shall be added as a part of this Agreement or the other Loan Documents a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 12.15 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

Section 12.16 Construction. Each Borrower, Administrative Agent and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by each Borrower, Administrative Agent and each Lender.

Section 12.17 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

Section 12.18 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.18.

Section 12.19 Additional Interest Provision. It is expressly stipulated and agreed to be the intent of each Borrower, Administrative Agent and each Lender at all times to comply strictly with the applicable law governing the maximum rate or amount of interest payable on the indebtedness evidenced by any Note, any Loan Document, and the Related Indebtedness (or applicable United States federal law to the extent that it permits any Lender to contract for, charge, take, reserve or receive a greater amount of interest than under applicable law). If the applicable law is ever judicially interpreted so as to render usurious any amount (a) contracted for, charged, taken, reserved or received pursuant to any Note, any of the other Loan Documents or any other communication or writing by or between any Borrower and any Lender related to the transaction or transactions that are the subject matter of the Loan Documents, (b) contracted for, charged, taken, reserved or received by reason of Administrative Agent’s or any Lender’s exercise of the option to accelerate the maturity of any Note and/or the Related Indebtedness, or (c) Borrowers will have paid or Administrative Agent or any Lender will have received by reason of any voluntary prepayment by Borrowers of any Note and/or the Related Indebtedness, then it is Borrowers’, Administrative Agent’s and Lenders’ express intent that all amounts charged in excess of the Maximum Rate shall be automatically canceled, ab initio, and all amounts in excess of the Maximum Rate theretofore collected by Administrative Agent or any Lender shall be credited on the principal balance of any Note and/or the Related Indebtedness

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(or, if any Note and all Related Indebtedness have been or would thereby be paid in full, refunded to Borrowers), and the provisions of any Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if any Note or Related Indebtedness has been paid in full before the end of the stated term thereof, then each Borrower, Administrative Agent and each Lender agree that Administrative Agent or any Lender, as applicable, shall, with reasonable promptness after Administrative Agent or such Lender discovers or is advised by any Borrower that interest was received in an amount in excess of the Maximum Rate, either refund such excess interest to Borrowers and/or credit such excess interest against such Note and/or any Related Indebtedness then owing by Borrowers to Administrative Agent or such Lender. Each Borrower hereby agrees that as a condition precedent to any claim seeking usury penalties against Administrative Agent or such Lender, Borrower Representative will provide written notice to Administrative Agent or any Lender, advising Administrative Agent or such Lender in reasonable detail of the nature and amount of the violation, and Administrative Agent or such Lender shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Borrowers or crediting such excess interest against the Note to which the alleged violation relates and/or the Related Indebtedness then owing by Borrowers to Administrative Agent or such Lender. All sums contracted for, charged, taken, reserved or received by Administrative Agent or any Lender for the use, forbearance or detention of any debt evidenced by any Note and/or the Related Indebtedness shall, to the extent permitted by applicable law, be amortized or spread, using the actuarial method, throughout the stated term of such Note and/or the Related Indebtedness (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of any Note and/or the Related Indebtedness does not exceed the Maximum Rate from time to time in effect and applicable to such Note and/or the Related Indebtedness for so long as debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Administrative Agent or any Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

Section 12.20 Ceiling Election. To the extent that any Lender is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Rate payable on any Note and/or any other portion of the Obligations under the Loan Documents, such Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303. To the extent United States federal law permits any Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, such Lender will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Maximum Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, any Lender may, at its option and from time to time, utilize any other method of establishing the Maximum Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Borrower Representative as provided by applicable law now or hereafter in effect.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 12.21 USA Patriot Act Notice. Administrative Agent and each Lender hereby notifies each Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Borrower and each other Obligated Party, which information includes the name and address of each Borrower and each other Obligated Party and other information that will allow Administrative Agent and such Lender to identify each Borrower and each other Obligated Party in accordance with the Patriot Act. In addition, each Borrower agrees to (a) not to use or permit the use of proceeds of the Obligations to violate any Anti-Corruption Laws, Anti-Terrorism Laws or any applicable Sanctions, and (b) comply, or cause its Subsidiaries to comply, with the applicable Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions.

Section 12.22 Defaulting Lenders.

(a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitions of “Required Lenders” and in Section 12.10.

(ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 10 or otherwise) or received by Administrative Agent from a Defaulting Lender shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; second, with respect to a Defaulting Lender, as Borrower Representative may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; third, with respect to a Defaulting Lender, if so determined by Administrative Agent and Borrower Representative, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrowers as a result of any judgment of a court of competent jurisdiction obtained by any Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that, if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 5.1 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

until such time as all Loans are held by Lenders pro rata in accordance with their Applicable Percentages. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 12.22(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(iii) Certain Fees. No Defaulting Lender shall be entitled to receive any fee payable under Section 2.2 for any period during which that Lender is a Defaulting Lender (and Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

(b) Defaulting Lender Cure. If Borrower Representative and Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Loans to be held on a pro rata basis by Lenders in accordance with their Applicable Percentages, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

Section 12.23 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it or other obligations hereunder, resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall:

(a) notify Administrative Agent of such fact; and

(b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

(i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(ii) the provisions of this Section 12.23 shall not be construed to apply to: (A) any payment made by or on behalf of Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender); or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than an assignment to any Borrower or any Affiliate thereof (as to which the provisions of this Section 12.23 shall apply).

Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

Section 12.24 Payments Set Aside. To the extent that any payment by or on behalf of Borrowers is made to Administrative Agent or any Lender, or Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of Lenders and under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

Section 12.25 Borrower Representative as Agent for Borrowers. Each Borrower hereby irrevocably appoints Borrower Representative as the borrowing agent and attorney-in-fact for all Borrowers, which appointment shall remain in full force and effect unless and until Administrative Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed Borrower Representative. Each Borrower hereby irrevocably appoints and authorizes Borrower Representative (i) to provide Administrative Agent with all notices with respect to Loans obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as Borrower Representative deems appropriate on its behalf to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Register and Collateral of Borrowers in a combined fashion, as more fully set forth herein and in the other Loan Documents, is done solely as an accommodation to Borrowers in order to utilize the collective borrowing powers of Borrowers in the most efficient and economical manner and at their request, and that Administrative Agent and Lenders shall not incur liability to any Borrower as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

handling of the Register and the Collateral in a combined fashion since the operation of each Borrower is dependent on the performance of the integrated group. To induce Administrative Agent and Lenders to do so, and in consideration thereof, each Borrower hereby jointly and severally agrees to indemnify Administrative Agent and Lenders and hold Administrative Agent and Lenders harmless against any and all liability, expense, loss or claim of damage or injury, made against Administrative Agent or any Lender by any Borrower or by any third-party whosoever, arising from or incurred by reason of (a) the handling of the Register and Collateral of Borrowers as herein provided, or (b) Administrative Agent and Lenders relying on any instructions of Borrower Representative, except that Borrowers will have no liability to Administrative Agent or any Lender, as applicable, under this Section 12.25 with respect to any liability that has been finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such party, as the case may be.

Section 12.26 Joint and Several Liability.

(a) Each Borrower acknowledges and agrees that it is the intent of the parties that each such Borrower be primarily liable for the obligations as a joint and several obligor. It is the intention of the parties that with respect to liability of any Borrower hereunder arising solely by reason of its being jointly and severally liable for Loans and other extensions of credit taken by the Borrowers, the obligations of such Borrower shall be absolute, unconditional and irrevocable irrespective of:

(i) any lack of validity, legality or enforceability of this Agreement or any Note as to any Borrower, as the case may be;

(ii) the failure of any Lender or any holder of any Note:

(A) to enforce any right or remedy against any Borrower, as the case may be, or any other Person under the provisions of this Agreement, such Note, or otherwise,

(B) to exercise any right or remedy against any Obligated Party or Collateral;

(C) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other extension, compromise or renewal of any Obligations;

(D) any reduction, limitation, impairment or termination of any Obligations with respect to any Borrower, as the case may be, for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Borrower hereby waives any right to or claim of) any defense (other than the defense of payment in full of the Obligations) or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Debt with respect to any Borrower, as the case may be;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(E) any addition, exchange, release, surrender or nonperfection of any Collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any guaranty, held by any Lender or any holder of the Notes securing any of the Obligations; or

(F) any other circumstance which might otherwise constitute a defense (other than the defense of payment in full of the Obligations) available to, or a legal or equitable discharge of, any Borrower, as the case may be, any surety or any Obligated Party.

(b) Each Borrower agrees that its joint and several liability hereunder shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must be restored by any Lender or any holder of any Note, upon the insolvency, bankruptcy or reorganization of any Borrower, as the case may be, as though such payment had not been made;

(c) Each Borrower hereby expressly waives: (i) notice of Lenders’ acceptance of this Agreement; (ii) notice of the existence or creation or non-payment of all or any of the Obligations other than notices expressly provided for in this Agreement; (iii) presentment, demand, notice of dishonor, protest, and all other notices whatsoever other than notices expressly provided for in this Agreement; (iv) any claim or defense based on an election of remedies; and (v) all diligence in collection or protection of or realization upon the Obligations or any part thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

Section 12.27 Confidentiality. Each of Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential or shall otherwise be subject to confidentiality provisions generally), (b) to any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners) or any Governmental Authority, quasi-Governmental Authority or legislative committee, (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or any other Loan Document, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to its being under a duty of confidentiality no less restrictive than this Section 12.27, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (ii) any actual or prospective counterparty (or its Related Parties) to any Hedge Agreement relating to any Borrower and its obligations, (iii) any actual or prospective purchaser of a Lender or its holding company, (iv) any rating agency or any similar organization in connection with the rating of any Borrower or the credit facility established pursuant to this Agreement or (v) the CUSIP Service Bureau or any similar organization in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facility established pursuant to the terms of this Agreement, (g) with the consent of Borrower Representative, or (h) to the extent such Information (i) becomes publicly available other than as a result of a

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

breach of this Section 12.27 or (ii) becomes available to Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than a Borrower. In addition, Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. For purposes of this Section 12.27, “Information” means all information received from any Borrower or any Subsidiary relating to any Borrower or any Subsidiary or any of their respective businesses which is clearly identified as confidential, other than any such information that is available to Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by a Borrower or a Subsidiary; provided that, in the case of information received from any Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 12.27 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each Borrower and each other Obligated Party (by its execution of a Loan Document) hereto agrees and confirms that, as between such Borrower or such Obligated Party and Texas Capital Bank, the obligations of Texas Capital Bank under this Section 12.27 supersede and replace in their respective entireties all confidentiality, non-disclosure and similar obligations of Texas Capital Bank, if any, set forth in any previous agreement between such Borrower or such Obligated Party and Texas Capital Bank notwithstanding anything to the contrary contained therein

Section 12.28 Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act.

Section 12.29 Independence of Covenants. All covenants under the Loan Documents shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

Section 12.30 Release of Lien. If, after the Closing Date, Parent or Intermediate Holdco enters into a Qualified Parent Credit Facility, contemporaneously with the closing of such Qualified Parent Credit Facility, if required pursuant to the terms thereof and notwithstanding anything in the Pledge Agreement or any other Loan Document to the contrary, the Administrative Agent and the Lenders shall automatically release their Liens on the Pledged

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Collateral, the Pledged Collateral shall no longer constitute Collateral and the Pledge Agreement shall terminate and be of no further effect, in each case without any further action on the part of the Administrative Agent, the Lenders, the Parent or any other Person; provided that Administrative Agent shall have received, in form reasonably satisfactory to Administrative Agent, the following:

(a) the documentation required pursuant to, and in compliance with, Section 7.1(q)(i) and (ii); and

(b) a certificate of a Responsible Officer of each Borrower dated as of the date of the closing of such Qualified Parent Credit Facility, certifying that immediately before and immediately after giving effect to the closing of such Qualified Parent Credit Facility, (x) no Default shall have occurred and be continuing, (y) no Material Adverse Event has occurred since December 31, 2018 or the most recently ended fiscal year or fiscal quarter for which financial statements have been furnished pursuant to Section 7.1(a) or (b), as applicable, and (z) all of the representations and warranties contained in Article 6 and in the other Loan Documents shall be true and correct on and as of the date thereof with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 12.30, the representations and warranties contained in Section 6.2 shall be deemed to refer to the most recent statements furnished pursuant to Section 7.1(a) and (b), respectively.

Each Lender further authorizes and directs the Administrative Agent to do, execute and deliver, or cause to be done, executed and delivered all such further acts, instruments, documents and agreements as may be reasonably requested by Parent or Borrower Representative, which may be necessary or desirable in order to evidence or effectuate the termination of the Pledge Agreement and the termination and release of any and all security interests and Liens on the Pledged Collateral, whether created under the Security Documents, any other Loan Document or otherwise.

Section 12.31 Acknowledgement and Consent to Bail-In of EEA Financial Institutions . Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 12.32 Keepwell. Each Qualified ECP Guarantor party hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Obligated Party to honor all of such other Obligated Party’s (a) Swap Obligations and (b) obligations under its Guaranty including those with respect to Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section, or otherwise under this Agreement or any other Loan Document, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations (other than contingent indemnification obligations that survive the termination of this Agreement) have been paid in full and the Commitments have expired or terminated. Each Qualified ECP Guarantor intends that this Section constitute, and this Section shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Obligated Party for all purposes of Section 1a(18)(A)(v)(ii) of the Commodity Exchange Act.

Section 12.33 Amendment and Restatement; Ratification of Prior Liens and Loan Documents The parties hereto agree that: (a) this Agreement is intended to, and does hereby, restate, renew, extend, amend, modify, supersede and replace the Existing Credit Agreement in its entirety; (b) the Obligations (as defined in this Agreement) represent, among other things, the restatement, renewal, amendment, extension and modification of the “Obligations” (as defined in the Existing Credit Agreement); (c) the Notes executed pursuant to the Existing Credit Agreement, and for which Sunnova LV3-HI became bound as a Borrower thereunder pursuant to the Ninth Amendment (as defined in the Existing Credit Agreement) to the Existing Credit Agreement as if Sunnova LV3-HI had been an original signatory to such Notes, are hereby ratified and confirmed and shall remain in full force and effect and shall continue to evidence the Obligations (as defined in this Agreement); (d) the entering into and performance of their respective obligations under the Loan Documents and the transactions evidenced hereby do not constitute a novation nor shall they be deemed to have terminated, extinguished or discharged the indebtedness under the Existing Credit Agreement, all of which indebtedness shall continue under and be governed by this Agreement and the other Loan Documents, (e) all liens and security interests created by or pursuant to the Existing Credit Agreement (including each of the “Security Documents” and other “Loan Documents” each as defined in the Existing Credit Agreement) are hereby ratified and confirmed and shall remain in full force and effect, and shall continue to secure full payment and performance of the Obligations (as defined in this Agreement), without novation, discharge or interruption, except as expressly provided otherwise herein or in any other Loan Document; and (f) all references to the Existing Credit Agreement contained in any Loan Document shall mean such agreement, as amended and restated hereby.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 12.34 NOTICE OF FINAL AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXECUTED to be effective as of the date first written above.

BORROWERS:

SUNNOVA ASSET PORTFOLIO 4, LLC, a Delaware limited liability company

By:	/s/ Christopher Smith
Name:	Christopher Smith
Title:	SVP, Head of Finance and Treasurer

SUNNOVA LEASE VEHICLE 3-HI, LLC, a Delaware limited liability company

By:	/s/ Christopher Smith
Name:	Christopher Smith
Title:	SVP, Head of Finance and Treasurer

SIGNATURE PAGE TO

AMENDED AND RESTATED CREDIT AGREEMENT

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ADMINISTRATIVE AGENT:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Kurt A. Goeringer
Kurt A. Goeringer
Executive Vice President

SIGNATURE PAGE TO

AMENDED AND RESTATED CREDIT AGREEMENT

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

LENDER:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Kurt A. Goeringer
Kurt A. Goeringer
Executive Vice President

SIGNATURE PAGE TO

AMENDED AND RESTATED CREDIT AGREEMENT

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

LENDER:

LEGACYTEXAS BANK, a Texas state commercial bank, successor by merger to ViewPoint Bank, N.A.

By:	/s/ Michael Murray
Name: Michael Murray
Title: Senior Vice President

SIGNATURE PAGE TO

AMENDED AND RESTATED CREDIT AGREEMENT

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

LENDER:

HANCOCK WHITNEY BANK

By:	/s/ Nathaniel Ellis
Name: Nathaniel Ellis
Title: Senior Vice President

SIGNATURE PAGE TO

AMENDED AND RESTATED CREDIT AGREEMENT

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

LENDER:

VERITEX COMMUNITY BANK

By:	/s/ Gregory P. Christmann

Name:	Gregory P. Christmann
Title:	Executive Vice President

SIGNATURE PAGE TO

AMENDED AND RESTATED CREDIT AGREEMENT

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONSENT OF PARENT

As an inducement to Administrative Agent and Lenders to enter into this Agreement, the undersigned hereby (a) acknowledges and agrees to the provisions of this Agreement relating to Parent, including Section 8.21; (b) acknowledges and agrees to the provisions of Section 12.33 of this Agreement; and (c) ratifies and confirms its obligations under the Pledge Agreement and, if not now bound under the provisions thereof, does hereby bind itself individually to the provisions thereof as modified and agrees that the term “Secured Obligations” as used in the Pledge Agreement includes the Obligations as defined in this Agreement.

PARENT:

SUNNOVA ENERGY CORPORATION, a Delaware corporation

By:	/s/ Christopher Smith
Name:	Christopher Smith
Title:	SVP, Head of Finance and Treasurer

AMENDED AND RESTATED CREDIT AGREEMENT – Consent of Parent

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE 1.1(a)

BrightGrid Assets

System Project: ID	System Project: Sunnova System ID	Partner Account: Account Name	Contract Type	Committed Capital (EPC Cost)
[***]	[***]	BrightGrid Solar, Inc.	Lease	$	[***]
[***]	[***]	BrightGrid Solar, Inc.	Lease	$	[***]
[***]	[***]	BrightGrid Solar, Inc.	Lease	$	[***]
[***]	[***]	BrightGrid Solar, Inc.	Lease	$	[***]
[***]	[***]	BrightGrid Solar, Inc.	Lease	$	[***]
[***]	[***]	BrightGrid Solar, Inc.	Lease	$	[***]
[***]	[***]	BrightGrid Solar, Inc.	Lease	$	[***]
[***]	[***]	BrightGrid Solar, Inc.	Lease	$	[***]
[***]	[***]	BrightGrid Solar, Inc.	Lease	$	[***]
[***]	[***]	BrightGrid Solar, Inc.	Lease	$	[***]
[***]	[***]	BrightGrid Solar, Inc.	Lease	$	[***]
[***]	[***]	BrightGrid Solar, Inc.	Lease	$	[***]
[***]	[***]	BrightGrid Solar, Inc.	Lease	$	[***]

Total					$186,052.28

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE 1.1(a) – Page 1

SCHEDULE 1.1(b)

Haleakala Assets

System Project: ID	System Project: Sunnova System ID		Partner Account: Account Name	Contract Type	Committed Capital (EPC Cost)
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]		Haleakala Solar, Inc.	PPA	$	[***]
[***]	[	***]	Haleakala Solar, Inc.	PPA	$	[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE 1.1(b) – Page 1

System Project: ID	System Project: Sunnova System ID	Partner Account: Account Name	Contract Type	Committed Capital (EPC Cost)
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE 1.1(b) – Page 2

System Project: ID	System Project: Sunnova System ID	Partner Account: Account Name	Contract Type	Committed Capital (EPC Cost)
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]
[***]	[***]	Haleakala Solar, Inc.	PPA	$	[***]

Total					$1,667,893.67

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE 1.1(b) – Page 3

SCHEDULE 2.1

Commitments and Applicable Percentages

Lender	Commitment		Applicable Percentage
Texas Capital Bank, National Association	$	[***]	[***]	%
LegacyTexas Bank	$	[***]	[***]	%
Veritex Community Bank	$	[***]	[***]	%
Hancock Whitney Bank	$	[***]	[***]	%
TOTAL		$95,719,282.81	100.000000000000%

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE 2.1

SCHEDULE 6.5

Litigation and Judgments

None.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE 6.5 – Page 1

SCHEDULE 6.13

Subsidiaries

Sunnova Lease Vehicle 3-HI, LLC is a wholly-owned Subsidiary of Sunnova Asset Portfolio 4, LLC.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE 6.13 – Page 1

SCHEDULE 6.18

Intellectual Property

None.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE 6.19 – Page 1

SCHEDULE 8.2

Existing Liens

None.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE 8.2 – Page 1

SCHEDULE 8.5

Existing Investments

None.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE 8.5 – Page 1

SCHEDULE 12.11

Notices

Notices under this Agreement shall be given:

(a) if to Borrowers, to it, c/o Borrower Representative, to it at 20 Greenway Plaza, Suite 475, Houston, Texas 77046, Attention of CFO (Facsimile No. [***]; Telephone No. [***]; Email: [***]);

(b) if to Administrative Agent, to:

Texas Capital Bank, National Association

Attention: [***] 2000 McKinney Avenue

Suite 700

Dallas, Texas 75201

Reporting Items:

Attention: [***]

Facsimile No. [***]

Telephone No. [***]

Email: [***]

Repayments & Conversions:

Attention: Loan Operations/PSE

Facsimile No. [***]

Telephone No. [***]

Email: [***]

with a copy to:

Texas Capital Bank, National Association 1330 Post Oak Boulevard, Suite 1700

Houston, Texas 77056

Attention: [***]

Facsimile: [***]

Telephone: [***]

Email: [***]

(c) if to a Lender, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE 12.11 – Page 1